Next Generation

Corporate Owned Flexible Premium Variable Universal Life Insurance Policies

issued by

Nationwide Life Insurance Company

through

Nationwide VLI Separate Account-4

The date of this prospectus is May 1, 2008.

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase this variable life insurance policy.  We encourage you to take the time to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus in conjunction with the policy and composite illustration to compare the benefits and risks of this policy against those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser.  If you have policy-specific questions or need additional information, contact us.  Also, contact us for free copies of the prospectuses for the mutual funds available in the policy.

Telephone:	1-877-351-8808
TDD:	1-800-238-3035
U.S. Mail:	Nationwide Life Insurance Company
Corporate Insurance Markets
One Nationwide Plaza (1-11-08)
Columbus, OH 43215-2220

You should carefully read your policy along with this prospectus. This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This policy is NOT: FDIC insured; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

The purpose of this policy is to provide corporate entities a vehicle to informally finance certain employee benefit plans.. If your primary need is not life insurance protection, then purchasing this policy may not be in your best interest.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

This policy includes an Enhancement Benefit which is a partial return of charges upon certain surrenders.  Policies without such a benefit may have lower overall charges when compared to the policies described in this prospectus.  There are no additional charges associated with the Enhancement Benefit, but the Enhancement Benefit does result in overall charges of the policy being slightly higher when compared to not having an Enhancement Benefit as part of the policy.  The value of this benefit may be more than off-set by the additional charges associated with offering such a benefit.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	3
In Summary: Policy Risks	4
In Summary: Fee Tables	6
Policy Investment Options	11
Fixed Account
Variable Investment Options
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Transfers Among and Between the Policy Investment Options	14
Sub-Account Transfers
Fixed Account Transfers
Submitting a Transfer Request
The Policy	16
Generally
Policy Owner and Beneficiaries
Purchasing a Policy
Right to Cancel (Examination Right)
Premium Payments
Cash Value
Enhancement Benefit
Changing the Amount of Base Policy Insurance Coverage
The Minimum Required Death Benefit
Exchanging the Policy
Terminating the Policy
Assigning the Policy
Reports, and Illustrations
Policy Charges	22
Premium Load
Deferred Premium Load
Base Policy Cost of Insurance
Sub-Account Asset Charge
Base Specified Amount Charge
Administrative Charge
Illustration Charge Policy Rider Charges Mutual Fund Operating Expenses A Note on Charges Information on Underlying Mutual Fund Payments
Policy Riders and Rider Charges	28
Change of Insured Rider
Supplemental Insurance Rider
Policy Owner Services	33
Dollar Cost Averaging
Policy Loans	33
Loan Amount and Interest Charged
Collateral and Interest Earned
Net Effect on Policy Loans
Repayment
Lapse	34
Grace Period
Reinstatement
Surrenders	35
Full Surrender
Partial Surrender

Table of Contents (continued)
The Death Benefit	35
Calculation of the Death Benefit
Death Benefit Options
Maximum Death Benefit
Changes in the Death Benefit Option
Incontestability
Suicide
Policy Maturity	38
Extending the Maturity Date
Payment of Policy Proceeds	38
Taxes	38
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals, and Loans
Surrendering the Policy
Withholding
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Taxes and the Value of Your Policy
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	44
Nationwide VLI Separate Account-4	44
Organization, Registration, and Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Legal Proceedings	45
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	48
Appendix A: Sub-Account Information	49
Appendix B: Definitions	58
Appendix C: Blending Examples of Policy Charges	61

Appendix B defines certain words and phrases used in this prospectus.

In Summary: Policy Benefits

Death Benefit

The primary benefit of your policy is life insurance coverage.  While the policy is In Force, we will pay the Death Benefit to your Beneficiary when the Insured dies.

Your Choice of Death Benefit Options

You choose one of three (3) available Death Benefit options.

Payout

You or your Beneficiary may choose to receive the Policy Proceeds: (1) in a lump sum, or (2) or may leave the proceeds on deposit with us in an interest-bearing account.

Riders

You may elect any of the available Riders.  Rider availability varies by state and there may be an additional charge.  Riders available:

•	Change of Insured Rider (available at no charge); and
•	Supplemental Insurance Rider.

Choice of Charge Structure

We offer charge structures, or "policy components," that permit policy purchasers to determine how to apportion policy expenses (including distribution expenses) over the life of the policy.  Each of the policy components applicable to the Base Specified Amount and Rider Specified Amount apportions charges in a different manner between monthly charges, premium loads and deferred premium loads.  At the time of application, you select a policy component configuration to apply to your Total Specified Amount.  Some of the charges associated with the policy are lower under the policy components applied to Rider Specified Amount when compared to the corresponding policy component applied to Base Specified Amount.  Compensation paid to broker~~-~~dealer firms will depend upon the configuration of policy components chosen.  We have summarized below the policy components that currently are available under the policy.

•
Policy Component A has a Premium Load that declines each year over the first 5 policy years, and a Deferred Premium Load that is based on Premium paid in the first policy year and is charged in policy years 2-5.  The aggregate current monthly charges (i.e., the cost of insurance charge, the specified amount charge, the administrative charge, and the sub-account asset charge) under this policy component will be lower than those under Policy Components B and C during the first four years, and lower than Policy Component D in all years.

•
Policy Component B has a Premium Load that declines over the first five policy years.  No Deferred Premium Load applies under this policy component.  The aggregate current monthly charges are lower than those for:  Policy Component A after the first four policy years; Policy Component C after the first ten policy years; and Policy Component D in all policy years.

•
Policy Component C has a current Premium Load that is lower than the Premium Load on Policy Components A and B, and declines over a shorter, 4 year, period.  No Deferred Premium Load applies.  The aggregate current monthly charges are higher than those for Policy Component B during the first ten policy years, and similar thereafter.  The aggregate current monthly charges are higher than those for Policy Component A during the first four policy years, and similar thereafter.  The current monthly charges are lower than those for Policy Component D in all policy years.

•	Policy Component D has no Premium Load or Deferred Premium Load, and higher aggregate current monthly charges when compared to Policy Components A, B and C.

Your representative can provide you illustrations demonstrating the differences among various policy component configurations and combinations of coverage under the base policy and the Supplemental Insurance Rider.  You should consider your policy component configurations carefully, as they impact the charges assessed and total compensation paid on your policy.  Once the policy has been issued, changes to the policy component configurations are permitted only with our approval.

Coverage Flexibility

Subject to conditions, you may choose to:

•	change the Death Benefit option;

•	increase or decrease the Base Specified Amount and Rider Specified Amount;

•	change your beneficiaries; and

•	change who owns the policy.

Access to Cash Value

Subject to conditions, you may:

•	Take a policy loan of no more than 90% of the Cash Value. The minimum loan amount is $500.

•	Take a partial surrender of at least $500.

•	Surrender the policy for its Cash Surrender Value at any time while the Insured is alive. The Cash Surrender Value will be the Cash Value, less any Indebtedness, plus any Enhancement Benefit.

Premium Flexibility

You will not be required to make Premium payments according to a schedule.  Within limits, you may vary the frequency and amount of Premium payments, and you might even be able to skip making a Premium payment.

Investment Options

You may choose to allocate your Net Premiums to the fixed account or to one or more Sub-Accounts.

The fixed account will earn interest daily at an annual effective rate of no less than the stated interest crediting rate shown on the Policy Data Page.

The variable investment options offered under the policy are mutual funds designed to be the underlying investment options of variable insurance products.  Nationwide VLI Separate Account-4 contains one Sub-Account for each of the mutual funds offered in the policy.  The value of that portion of your Cash Value invested in the Sub-Accounts will depend on the Investment Experience of the Sub-Accounts you choose.

Transfers Between and Among Investment Options

You may transfer Cash Value between the fixed account and the variable investment options, subject to certain conditions.  You may transfer among the Sub-Accounts within limits.  We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings of the policy.  This is known as tax deferral.  Also, the Beneficiary generally will not have to include the Death Benefit as taxable income.  Estate taxes will apply if the policy is transferred to an individual.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive.

Examination Right

For a limited time, you may cancel the policy and receive a refund.  When you cancel the policy during your examination right the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If the policy is canceled, we will treat the policy as if it was never issued.

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You will incur fees at the time of purchase that may more than offset any favorable Investment Experience.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future.

Unfavorable Investment Experience

The Sub-Accounts to which you choose to allocate Net Premium may not generate a sufficient return to keep the policy from Lapsing.  Poor Investment Experience could cause the Cash Value of your policy to decrease, which could result in a Lapse of insurance coverage.

Policy Component Allocations

There is an increased risk of Lapse in instances where there is too great an allocation to policy components A, B, or C, in conjunction with little or no renewal Premiums paid.

Effect of Partial Surrenders and Policy Loans on Investment Experience

Partial surrenders or policy loans may accelerate a Lapse.  A partial surrender will reduce the amount of Cash Value allocated among the Sub-Accounts you choose and the fixed account, too, if there is insufficient cash value in the Sub-Accounts.  Thus, the remainder of your policy's Cash Value would have to generate enough positive Investment Experience to cover policy and Sub-Account charges to keep the policy In Force (at least until you repay the policy loan or make another Premium payment).   Partial surrenders will also decrease the Death Benefit and Total Specified Amount.  Policy loans do not participate in positive Investment Experience; therefore loans may increase the risk of Lapse or the need to make additional Premium payments to keep the policy In Force.  The policy does have a Grace Period and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value and insurance coverage would cease.

Reduction of the Death Benefit

A partial surrender may decrease the policy’s Death Benefit, depending on how the Death Benefit relates to the policy’s Cash Value and whether the partial surrender qualifies as “Preferred.”

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's Beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment on modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract.  For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this policy please see the Taxes provision. For detailed information regarding tax treatment on modified endowment contracts, please see the Periodic Withdrawals, Non-Periodic Withdrawals and Loans section of the Taxes provision. Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Account Transfer Restrictions and Limitations

In addition to allocating your Net Premium to one or more of the Sub-Accounts described above, you may direct part of your Net Premium into the fixed account.

Transfers to the fixed account.  You may transfer amounts between the fixed account and the Sub-Accounts, subject to limits, without penalty or adjustment.  Except as outlined in the “Exchanging the Policy Provisions,” we reserve the right to limit the allocations to the fixed account to no more than 25% of the Cash Value.

Transfers from the fixed account.  We reserve the right to limit you to one transfer from the fixed account to the Sub-Accounts during any ninety (90) day period.  We reserve the right to limit the amount that you may transfer during a policy year to the greater of:  (a) 15% of that portion of the Cash Value attributable to the fixed account at the end of the prior policy year, and (b) 120% of the amount transferred from the fixed account during the preceding policy year.

Sub-Account Limitations

Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives.  This could result in lower Investment Experience and Cash Value.  We have instituted procedures to minimize disruptive transfers.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot ensure that we have eliminated these risks.

Sub-Account Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account may be found in each mutual fund's prospectus.  Read each mutual fund's prospectus before investing.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering from the policy.  Fees in this table may be rounded to the hundredth decimal.  The first table describes the fees and expenses that you will pay at the time that you apply Premium to the policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted By Policy Component (A, B, C and D)
Premium Load(1) Target Premium Maximum(2) Current(3) Excess Premium Maximum Current	Upon making a Premium payment	A	B	C	D
		10% 10% 10% 2%	10% 10% 10% 2%	10% 8% 10% 2%	10% 0% 10% 0%
Illustration Charge(4) Maximum Current	Upon requesting an illustration	$25 (flat fee applies regardless of policy component configurations) $0 (flat fee applies regardless of policy component configurations)

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including mutual fund operating expenses.  Unless otherwise specified, all charges are deducted proportionally from the Sub-Accounts and the fixed account.

Periodic Charges Other Than Mutual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted From Cash Value (deductions are separated by Policy Component A, B, C and D where applicable)
Deferred Premium Load(5) Target Premium Maximum Current(6) Excess Premium Maximum Current	On the anniversary of the Policy Date in policy years 2 through 5	A	B	C	D
		2% 2% 2% 0.5%	2% 0% 2% 0%	2% 0% 2% 0%	2% 0% 2% 0%
Base Policy Cost of Insurance(7)

Maximum(8)

Minimum

Representative: an individual issue age 40, non-tobacco, in the tenth policy year, Death Benefit option 1, issued on a short-form, non-medical basis.
Representative Cost by Policy Component Net Amount At Risk (9)
	Monthly	A	B	C	D
		$83.33 per $1,000 of Net Amount At Risk. $0.03 per $1,000 of Net Amount At Risk. $0.33	$83.33 per $1,000 of Net Amount At Risk. $0.03 per $1,000 of Net Amount At Risk. $0.31	$83.33 per $1,000 of Net Amount At Risk. $0.03 per $1,000 of Net Amount At Risk. $0.32	$83.33 per $1,000 of Net Amount At Risk. $0.03 per $1,000 of Net Amount At Risk. $0.30

Periodic Charges Other Than Mutual Fund Operating Expenses (Continued)
Supplemental Insurance Rider Cost of Insurance(10)

Maximum (8)

Minimum

Representative: an individual issue age 40, non-tobacco, in the tenth policy year, issued on a short-form, non-medical basis.
Representative Cost by Policy Component Net Amount at Risk(9)
	Monthly	A	B	C	D
		$83.33 per $1,000 of Rider Net Amount at Risk. $0.02 per $1,000 of Rider Net Amount at Risk. $0.20	$83.33 per $1,000 of Rider Net Amount at Risk. $0.02 per $1,000 of Rider Net Amount at Risk. $0.24	$83.33 per $1,000 of Rider Net Amount at Risk. $0.02 per $1,000 of Rider Net Amount at Risk. $0.24	$83.33 per $1,000 of Rider Net Amount at Risk. $0.02 per $1,000 of Rider Net Amount at Risk. $0.15
Base Sub-Account Asset Factor Charge(11) (taken proportionally from the Sub-Accounts) Maximum Current(13)	Monthly, based on an annual rate(12)	A	B	C	D
		1.25% 0.30%	1.25% 0.25%	1.25% 0.25%	1.25% 0.60%
Supplemental Insurance Rider Sub-Account Asset Factor Charge(11) Maximum Current	Monthly, based on an annual rate(12)	A	B	C	D
		1.25% 0.20%	1.25% 0.16%	1.25% 0.16%	1.25% 0.30%
Base Policy Specified Amount Charge Maximum Current(14)	Monthly	$0.40 per $1,000 of Base Specified Amount. $0.30 per $1,000 of Base Specified Amount.
Supplemental Insurance Rider Specified Amount Charge Maximum Current (15)	Monthly(10)	$0.40 per $1,000 of Rider Specified Amount. $0.05 per $1,000 of Rider Specified Amount.

Periodic Charges Other Than Mutual Fund Operating Expenses (Continued)
Administrative Charge Maximum Current	Monthly	$10 per policy. $5 per policy.
Policy Loan Interest Charge (16) Maximum Current	Annually, or on an increase or repayment of the loan	3.50% of Indebtedness. 2.80% of Indebtedness.(17)

Representative costs may vary from the cost you would incur.  Ask for an illustration for information on the costs applicable to your policy.

The next item shows the minimum and maximum total operating expenses, as of December 31, 2007, charged by the underlying mutual funds that you may pay periodically during the time that you own the policy.  More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.  Please contact us, at the telephone numbers or address on the first page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Mutual Fund Operating Expenses
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	Minimum 0.27%	Maximum 1.81%

(1) The Premium Load will vary according to the amount of annual Target Premium and Excess Premium, and the blending of the policy component configuration you select.

(2) The maximum guaranteed premium load applied to all policy components as a percentage of each Premium (whether Target Premium or Excess Premium) declines on the following schedule:

Policy Year	1	2 through 5	6 and thereafter
Premium Load	10%	8%	5%

(3) Each policy component has a different declining premium load assessed on each Premium payment in accordance with the table listed below.  The ultimate Premium Load you pay depends on your policy component configuration and whether Premium paid is Target Premium or Excess Premium.
Premium Loads on Target Premium
Policy Year	Policy Component A	Policy Component B	Policy Component C	Policy Component D
1	10%	10%	8%	0%
2	8%	8%	6%	0%
3	6%	6%	4%	0%
4	4%	4%	2%	0%
5	2%	2%	2%	0%
6 and thereafter	2%	2%	2%	0%

Premium in excess of target is assessed a different Premium Load in accordance with the table below.

Premium Loads on Excess Premium
Policy Year	Policy Component A	Policy Component B	Policy Component C	Policy Component D
1	2%	2%	2%	0%
2 – 5	2%	2%	2%	0%
6 and thereafter	2%	2%	2%	0%

Target Premium is 100% of the maximum annual Premium allowed under the Internal Revenue Code assuming that: (i) the policy is not a modified endowment contract; (ii) the policy's death benefit is equal to the Base Specified Amount; (iii) you are paying seven level, annual Premiums; (iv) there are no premiums resulting from a Section 1035 exchange; and (v) there are no adjustments due to a state imposed requirement or substandard underwriting ratings.

(4) If we begin to charge for illustrations, you will be expected to pay the Illustration Charge by check at the time of the request.  This charge will not be deducted from the policy’s Cash Value.

(5) The Deferred Premium Load (maximum guaranteed and current) will vary according to the amount of aggregate Premium payments made in policy year 1, the amount of term insurance coverage purchased via the Supplemental Insurance Rider, and the policy component configurations you select.

(6) Each policy component has a different deferred premium load assessed on each Premium payment in accordance with the tables listed below.  The ultimate deferred premium load you pay depends on your policy component configuration and whether Premium paid is Target Premium or Excess Premium.

Deferred Premium Loads on Target Premium
Policy Year	Policy Component A	Policy Component B	Policy Component C	Policy Component D
1	0%	0%	0%	0%
2-5	2%	0%	0%	0%
6 and thereafter	0%	0%	0%	0%

Deferred Premium Loads on Excess Premium
Policy Year	Policy Component A	Policy Component B	Policy Component C	Policy Component D
1	0%	0%	0%	0%
2-5	0.5%	0%	0%	0%
6 and thereafter	0%	0%	0%	0%

(7) The Cost of Insurance Charge varies according to the Insured’s age, gender (if not unisex classified), tobacco use, substandard ratings, underwriting class, the number of years from the Policy Date, the Base Specified Amount, and the elected policy component configurations.  The Cost of Insurance Charge for coverage under the Supplemental Insurance Rider is different.

(8) The maximum Cost of Insurance does not include substandard rated policies.  For substandard rated policies, the maximum Cost of Insurance is $125.00 per $1,000 of Net Amount at Risk, taken proportionally from the Sub-Accounts and fixed account.

(9) This amount may not be representative of your cost.  Ask for a policy illustration for information on your cost.

(10) This charge will only be assessed if you purchase this optional rider.

(11) This charge is a charge assessed by us based on assets allocated to the Sub-Accounts and is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.

(12) The maximum guaranteed annual rate for this charge is 1.25%, but ultimate charges assessed may be higher or lower because the charge is taken monthly rather than annually.  Values in the table are listed at the annual rate. Maximum guaranteed annual and monthly rates are also shown on the Policy Data Pages.   A detailed table of annual rate charges is listed in the “Sub-Account Asset Charge” sub-section of the “Policy Charges” section of this prospectus.

(13) The Sub-Account Asset Charges vary according to the ratio of the Cash Value to the maximum annual Premium allowed under the Internal Revenue Code assuming that: (i) the policy is not a modified endowment contract; (ii) the policy's death benefit is equal to the Total Specified Amount; and (iii) seven level, annual Premiums are paid; (iv) there are no premiums resulting from a Section 1035 exchange; and (v) there are no adjustments due to a state imposed requirement or substandard underwriting ratings.  The current charges shown here are the highest amounts we currently apply.  For details, see the Base Sub-Account Asset Charge sub-section of the “Policy Charge” section of this prospectus and the Rider Sub-Account Asset Charge sub-section of the “Policy Riders and Rider Charges” section of this prospectus.

(14) This charge is only assessed on the Base Specified Amount.  A different charge will be applied for any Rider Specified Amount under the Supplemental Insurance Rider.  For policy years 21 and later, the charge applied per $1,000 is reduced to $0.01 per $1,000 of Base Specified Amount.  For Total Specified Amount in excess of $50,000, the current charge applied to amounts attributable to Base Specified Amount per $1,000 for such excess amounts is $0.09 for policy years 1 through 20 and $0.01 for policy years 21 and later.

(15) This charge is only assessed on the Rider Specified Amount.  A different charge will be applied for any Base Specified Amount under the policy.   For policy years 21 and later, the charge applied per $1,000 is reduced to $0.01 per $1,000 of Rider Specified Amount.  For Total Specified Amount in excess of $50,000, the current charge applied per $1,000 for such excess amounts is $0.01 for all policy years.

(16) The current and maximum guaranteed charges shown do not reflect the interest that is credited to amounts in the Policy Loan Account.  When the interest charged is netted against the interest credited, the net cost of a policy loan is lower than that which is stated above.

(17) The current charge is reduced in policy years 16 through 30 to 2.55% and to 2.10% policy years 31 and later.

Policy Investment Options

You designate how your Net Premium payments are allocated among the Sub-Accounts and/or the fixed account.  Allocation instructions must be in whole percentages and must be at least one percent (1%) and the sum of the allocations must equal 100%.

Fixed Account

Net Premium that you allocate to the fixed investment option is held in the fixed account, which is part of our general account.  Except as provided in the “Exchanging the Policy” section later in this prospectus, we reserve the right to limit allocations to the fixed account to no more than 25% of the policy’s Cash Value.

The general account is not subject to the same laws as the separate account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account.

The general account contains all of our assets other than those in the separate accounts, and funds the fixed account.  These assets are subject to our general liabilities from business operations and are used to support our insurance and annuity obligations.  We bear the full investment risk for all amounts allocated to the fixed account.  The amounts you allocate to the fixed account will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying interest crediting rates that we set.

We guarantee that the amounts you allocate to the fixed account will be credited interest daily at a net effective annual interest rate of no less than the interest crediting rate shown on the Policy Data Page.  Interest crediting rates are set at the beginning of each calendar month, but are subject to change at any time, in our sole discretion.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual interest crediting rate may not exceed the guaranteed interest crediting rate.  Interest that we credit to the fixed account may be insufficient to pay the policy’s charges.

Variable Investment Options

The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC.  The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds.  The mutual funds listed are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account’s assets are held separately from the assets of the other Sub-Accounts, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Accounts.  The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.

The Sub-Accounts available through this policy are listed below.  Appendix A contains additional information about each of the available Sub-Accounts, including its respective investment type, adviser, and expense information.  For more information on the mutual funds, please refer to “Appendix A: Sub-Account Information” and/or the prospectuses for the mutual funds.

AIM Variable Insurance Funds
•	AIM V.I. Capital Development Fund: Series I Shares
•	AIM V.I. International Growth Fund: Series I Shares
AllianceBernstein Variable Products Series Fund, Inc.
•	AllianceBernstein Growth and Income Portfolio: Class A
•	AllianceBernstein International Value Portfolio: Class A
•	AllianceBernstein Small/Mid Cap Value Portfolio: Class A
American Century Variable Portfolios, Inc.
•	American Century VP Mid Cap Value Fund: Class I
•	American Century VP Value Fund: Class I*
•	American Century VP Vista Fund: Class I
American Funds Insurance Series
•	Asset Allocation Fund: Class 2
•	Bond Fund: Class 2
BlackRock
•	BlackRock Large Cap Core V.I. Fund: Class II
Davis Variable Account Fund, Inc.
•	Davis Value Portfolio
Dreyfus
•	Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Variable Investment Fund – Appreciation Portfolio: Initial Shares
•	Dreyfus Variable Investment Fund – International Value Portfolio: Initial Shares
DWS Variable Series II
•	Dreman High Return Equity VIP: Class B
•	Dreman Small Mid Cap Value VIP: Class B
Federated Insurance Series
•	Federated Quality Bond Fund II: Primary Shares
Fidelity Variable Insurance Products Fund
•	VIP Contrafund® Portfolio: Service Class
•	VIP Equity-Income Portfolio: Service Class*
•	VIP Freedom 2015 Portfolio: Service Class
•	VIP Freedom 2020 Portfolio: Service Class
•	VIP Freedom 2025 Portfolio: Service Class
•	VIP Freedom 2030 Portfolio: Service Class
•	VIP Growth Portfolio: Service Class

•	VIP Investment Grade Bond Portfolio: Service Class*
•	VIP Mid Cap Portfolio: Service Class
Franklin Templeton Variable Insurance Products Trust
•	Franklin Small Cap Value Securities Fund: Class 2
•	Templeton Global Income Securities Fund: Class 2
Janus Aspen Series
•	Balanced Portfolio: Service Shares
•	Forty Portfolio: Service Shares
•	Global Technology Portfolio: Service Shares
•	International Growth Portfolio: Service Shares
Legg Mason Partners Variable Portfolios I, Inc.
•	Legg Mason Partners Small Cap Growth Portfolio: Class I
Lincoln Variable Insurance Products Trust
•	Baron Growth Opportunities Fund: Service Class
Lord Abbett Series Fund, Inc.
•	Mid-Cap Value Portfolio: Class VC
MFS® Variable Insurance Trust
•	MFS Value Series: Service Class
•	Research International Series: Service Class
Nationwide Variable Insurance Trust (“NVIT”)
•	Federated NVIT High Income Bond Fund: Class I*
•	Gartmore NVIT Emerging Markets Fund: Class I
•	Gartmore NVIT International Equity Fund: Class I (Formerly, Gartmore NVIT International Growth Fund: Class I)
•	Gartmore NVIT Worldwide Leaders Fund: Class I
•	NVIT Government Bond Fund: Class (Formerly, Nationwide NVIT Government Bond Fund: Class I)
•	NVIT International Index Fund: Class II
•	NVIT Investor Destinations Funds: Class II (Formerly, Nationwide NVIT Investor Destinations Funds: Class II)
➢	NVIT Investor Destinations Conservative Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Conservative Fund: Class II)
➢	NVIT Investor Destinations Moderately Conservative Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II)
➢	NVIT Investor Destinations Moderate Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Moderate Fund: Class II)

➢	NVIT Investor Destinations Moderately Aggressive Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II)
➢	NVIT Investor Destinations Aggressive Fund: Class II (Formerly, Nationwide NVIT Investor Destinations Aggressive Fund: Class II)
•	NVIT Mid Cap Index Fund: Class I
•	NVIT Money Market Fund: Class V (Formerly, Nationwide NVIT Money Market Fund: Class V)
•	NVIT Multi-Manager Large Cap Growth Fund:
Class I
•	NVIT Multi-Manager Mid Cap Growth Fund: Class I
•	NVIT Multi-Manager Mid Cap Value Fund: Class I
•	NVIT Multi-Manager Small Cap Growth Fund: Class I (Formerly, Nationwide Multi-Manager NVIT Small Cap Growth Fund: Class I)
•	NVIT Multi-Manager Small Cap Value Fund: Class I (Formerly, Nationwide Multi-Manager NVIT Small Cap Value Fund: Class I)
•	NVIT Multi-Manager Small Company Fund: Class I (Formerly, Nationwide Multi-Manager NVIT Small Company Fund: Class I)
•	NVIT Nationwide Fund: Class I
•	NVIT Short Term Bond Fund: Class I
•	Van Kampen NVIT Multi Sector Bond Fund:
Class I*
Neuberger Berman Advisers Management Trust
•	AMT Partners Portfolio: I Class
•	AMT Regency Portfolio: I Class
Oppenheimer Variable Account Funds
•	Oppenheimer Capital Appreciation Fund/VA:
Non-Service Shares
•	Oppenheimer Global Securities Fund/VA:
Non-Service Shares
PIMCO Variable Insurance Trust
•	All Asset Portfolio: Administrative Class
•	Foreign Bond Portfolio (unhedged): Administrative Class
•	Low Duration Portfolio: Administrative Class
•	Real Return Portfolio: Administrative Class
•	Total Return Portfolio: Administrative Class
Pioneer Variable Contracts Trust
•	Pioneer Emerging Markets VCT Portfolio:
Class I Shares
•	Pioneer High Yield VCT Portfolio: Class I Shares*
Putnam Variable Trust
•	Putnam VT Small Cap Value Fund: Class IB
Royce Capital Fund
•	Royce Micro-Cap Portfolio: Investment Class
T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Equity Income Portfolio: Class II
•	T. Rowe Price New America Growth Portfolio
•	T. Rowe Price Personal Strategy Balanced Portfolio
Van Kampen
   The Universal Institutional Funds, Inc.
•	Capital Growth Portfolio: Class I (Formerly, Equity Growth Portfolio: Class I)
•	Emerging Markets Debt Portfolio: Class I
•	Global Real Estate Portfolio: Class II
•	Mid Cap Growth Portfolio: Class I
Van Eck Worldwide Insurance Trust
•	Worldwide Hard Assets Fund: Initial Class
W&R Target Funds, Inc.
•	Asset Strategy Portfolio
•	Growth Portfolio
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
Wells Fargo Advantage Variable Trust Funds
•	Wells Fargo Advantage VT Discovery Fund
•	Wells Fargo Advantage VT Small Cap Growth Fund

The following sub-account is only available in policies issued before December 31, 2008

AIM Variable Insurance Funds
•	AIM V.I. Basic Value Fund: Series I Shares

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

Valuation of Accumulation Units

We account for the value of your interest in the Sub-Accounts by using Accumulation Units.  The number of Accumulation Units associated with a given Premium allocation is determined by dividing the dollar amount of Net Premium you allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account, which is determined at the end of the Valuation Period that the allocation was received.  The value of each Accumulation Unit varies daily based on the Investment Experience of the mutual fund in which the Sub-Account invests.

On each day that the New York Stock Exchange (“NYSE”) is open, each of the mutual funds in which the Sub-Accounts invest will determine its Net Asset Value (“NAV”) per share.  We use each mutual fund's NAV to calculate the daily Accumulation Unit value for the corresponding Sub-Account.  Note, however, that the Accumulation Unit value will not equal the mutual fund's NAV.  This daily Accumulation Unit valuation process is referred to as “pricing” the Accumulation Units.

We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction that you submit on a day when the NYSE is closed will not be effective until the next day that the NYSE is open for business.  Accordingly, we will not price Accumulation Units on these recognized holidays:

●New Year's Day	●Independence Day
●Martin Luther King, Jr. Day	●Labor Day
●Presidents’ Day	●Thanksgiving
●Good Friday	●Christmas
●Memorial Day

In addition, we will not price Accumulation Units if:

(1)	trading on the NYSE is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described items (2) and (3) exist.

Any transactions that we receive after the close of the NYSE will be effective as of the next Valuation Period that the NYSE is open.

How Sub-Account Investment Experience is Determined

The value of the Accumulation Units in your policy will vary daily depending on the Investment Experience of the mutual fund in which the Sub-Account invests.  We account for these performance fluctuations by using a “net investment factor,” as described below, in our daily Sub-Account valuation calculations.  Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:

(a) is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

At the end of each Valuation Period, we determine the Sub-Account's Accumulation Unit value.  The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

Transfers Among and Between the Policy Investment Options

Sub-Account Transfers

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as “market-timing” or “short-term trading”).  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Policies Owned by Non-Natural Persons.  For policies owned by a corporation or another legal entity, we monitor transfer activity for potentially harmful investment practices, but we do not systematically monitor the transfer instructions of individual persons.  Our procedures include the review of aggregate entity-level transfers, not individual transfer instructions.  It is our intention to protect the interests of all policy owners.  It is possible, however, for some harmful trading to go on undetected by us.  For example, in some instances, an entity may make transfers based on the instructions of multiple parties such as employees, partners, or other affiliated persons based on those persons participation in entity sponsored programs.  We do not systematically monitor the transfer instructions of these individual persons.  We monitor aggregate trades among the Sub-Accounts for frequency, pattern, and size.  If two or more transfer events are submitted within a 30-day period, we may impose conditions on your ability to submit trades.  These restrictions include revoking your privilege to make trades by any means other than written communication submitted via U.S. mail for a 12-month period.

Other Restrictions.  We reserve the right to refuse, restrict or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

In addition, we may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees.  In the case of new share class additions, your subsequent allocations may be limited to that new share class.  Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account before the end of a stated period.  These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge.  The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies.  The fees are not intended to adversely impact policy owners not engaged in such strategies.  The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner’s Sub-Account value.  We will remit all such fees to the underlying mutual fund.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and

(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.

We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Account Transfers

Prior to the policy’s Maturity Date, you may make transfers involving the fixed account subject to the limits below, without penalty or adjustment.  These transfers will be in dollars.  We reserve the right to limit the frequency of transfers involving the fixed account.

Transfers to the Fixed Account.  Except as provided in the “Exchanging the Policy” section later in this prospectus for transfers to the fixed account, we reserve the right to refuse any transfer to the fixed account if after such transfer, the fixed account would comprise more than 25% of the policy’s Cash Value.

Transfers from the Fixed Account.  On transfers from the fixed account, we reserve the right to limit: (1) the amount you can transfer from the fixed account to the Sub-Account(s) to the greater of: (a) 15% of that portion of the Cash Value attributable to the fixed account as of the end of the previous policy year; or (b) 120% of the amount transferred from the fixed account during the previous policy year; and (2) the number of transfers to one during any ninety day period.

Submitting a Transfer Request

You can submit transfer requests in writing to our Home Office via first class U.S. mail. Our contact information is on the first page of this prospectus.  When we have received your transfer request we will process it at the end of the current Valuation Period.  This is when the Accumulation Unit value will be next determined.  We may also allow you to use other methods of communication, subject to limitations.

In instances of disruptive trading that we may determine, or may have already determined to be harmful to policy owners, we will, through the use of appropriate means available to us, attempt to curtail or limit the disruptive trading.  If your trading activities, or those of a third party acting on your behalf, constitute disruptive trading, we will not limit your ability to initiate the trades as provided in your policy; however, we may limit your means for making a transfer or take other action we deem necessary to protect the interests of those investing in the affected Sub-Accounts.  Please see “Sub-Account Transfers” earlier in this prospectus.

We will use reasonable procedures to confirm that transfer instructions are genuine and will not be liable for following instructions that we reasonably determine to be genuine.

Any computer system or telephone can experience slowdowns or outages that could delay or prevent our ability to process your request.  Although we have taken precautions to help our systems handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, please make your transfer request in writing.

The Policy

Generally

The policy is a legal contract.  It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Page(s); and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval.  We will consider the statements you make in the application as representations, and we will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.  If you make an error or misstatement on the application, we will adjust the Death Benefit (including the Supplemental Insurance Rider Death Benefit, if applicable) and Cash Value accordingly.

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president and corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications and we will make appropriate endorsements to the policy.

The policy is nonparticipating, meaning that we will not be contributing any operating profits or surplus earnings toward the policy Proceeds.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner and Beneficiaries

Policy Owner.  The policy belongs to the Owner named in the application or as a result of a valid assignment.  The purchaser and initial Owner must be: (i) a corporation; or (ii) a legal entity established by a corporation.  The Insured is the person named in the application.  The Owner must have an insurable interest in the Insured up to the full amount of coverage.  Otherwise, this policy will not qualify as life insurance under applicable state and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of coverage to ensure that you maintain a sufficient insurable interest.

The Owner may exercise all policy rights and options while the Insured is alive and may change the policy to the extent permitted by its terms.

You may name a different policy owner (while the Insured is alive) by submitting a written request satisfactory to us to our Home Office.  Any such change request will become effective as of the date signed.  However, it will not affect any payment made or action taken by us before the change was recorded by us.  There may be adverse tax consequences to changing parties of the policy.  We reserve the right to modify the Enhancement Benefit if a new Owner is named.

Beneficiaries.  The principal right of a Beneficiary is to receive the Death Benefit upon the Insured's death.  You designate the Beneficiary(ies) in the application for the policy.  As long as the Insured is alive, you may: name more than one Beneficiary, designate primary and contingent Beneficiaries, and change or add Beneficiaries and direct us to distribute Proceeds other than described below.

If a primary Beneficiary dies before the Insured, we will pay the Death Benefit to any surviving primary Beneficiaries.  Unless you specify otherwise, we will pay multiple primary Beneficiaries in equal shares.  A contingent Beneficiary will become the primary Beneficiary if all primary Beneficiaries die before the Insured and before any Proceeds become payable.  You may name more than one contingent Beneficiary.  Unless you specify otherwise, we will also pay multiple contingent Beneficiaries in equal shares.  If no Beneficiary or contingent Beneficiary is alive upon the Insured’s death, we will pay the Death Benefit to you.

To change or add Beneficiaries, you must submit a written request to us at our Home Office.  A change request is effective as of the date we record it. We may also require that you send us your policy for endorsement before we record the change.

Purchasing a Policy

The policy is available for Insureds between the ages of 18 and 79 (ages may vary in your state).  To purchase the policy, you must submit to us a completed application and the minimum initial Premium payment as stated on the Policy Data Page.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  Because this is Corporate Owned Variable Universal Life Insurance, we may also underwrite at a corporate level to determine whether or not the risks and expenses associated with the insurance applied for (including policy component configurations) is appropriate for us to assume in placing the policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject an application for any reason permitted by law.  Specifically, if we have previously issued you policies that have aggregate scheduled annual premiums in excess of $15 million, we reserve the right to refuse to issue an additional policy to you.  Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time.

The minimum initial Total Specified Amount in most states is $50,000.  We reserve the right to modify the minimum Total Specified Amount on a prospective basis to newly issued policies at any time.

Initial Premium Payment:  The initial Premium payment is due on the Policy Date.  Any due and unpaid policy charges will be subtracted from the initial Premium payment.  Insurance coverage will not be effective until the initial Premium is paid, even if the Policy Date precedes the date the initial Premium is paid.  You may pay the initial Premium to our Home Office or to our authorized representative.  The minimum initial Premium payment is shown on the Policy Data Page.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

The amount of your required minimum initial Premium payment will depend on the following factors: the initial Total Specified Amount, Death Benefit option elected, any Riders elected, the policy component allocation you select, the Insured's age, health, and activities.

Depending on the right to examine law of the state in which you live, initial Net Premium designated to be allocated to the Sub-Accounts may not be so allocated immediately upon our receipt.  (Any initial Net Premium designated to be allocated to the fixed account will be so allocated immediately upon receipt.)  If you live in a state that requires us to refund the initial Premium upon exercise of the free look provision, we will hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account or in the fixed account until the free look period expires.  At the expiration of the free look period, we will transfer the amount designated to be allocated to the Sub-Accounts to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer.  If you live in a state that requires us to refund the Cash Value upon exercise of the free look provision, we will allocate all of the initial Net Premium to the available money market Sub-Account.  On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time.

Insurance Coverage Effective Date:  Unless your policy is issued pursuant to an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the latest of:

•	the date we certify that the complete application materials have been submitted by the Owner and the underwriting conditions have been satisfied; or

•	the Policy Date; or

•	the date the initial Premium is received at our Home Office.

If your policy is issued as a result of an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the later of:

•	the date the insurance carrier of the exchanged policy authorizes payment of such policy’s proceeds to us; or

•
the date we certify that the complete application materials have been submitted and the underwriting conditions have been satisfied, provided there is sufficient Premium to pay policy charges for at least 3 months.

We have the right to reject any application for insurance; in which case we will return your Premium within 2 business days of the date we make the decision to reject your application.

With respect to policy reinstatement, the effective date of coverage will be the monthly anniversary of the Policy Date on or next following the date we approve the reinstatement.  With respect to Base Specified Amount or Rider Specified Amount increases, an approved increase will have an effective date of the monthly anniversary of the Policy Date on or next following the date we approve the supplemental application unless you request, and we approve a different date. With respect to any decrease in coverage, the effective date of coverage will be the monthly anniversary of the Policy Date that falls on or next following the date we receive your request.

Insurance coverage will end upon the occurrence of any of the following: you request in writing to terminate coverage, the Insured dies, we pay the Maturity Proceeds, the Grace Period ends, or you surrender the policy in full.

Right to Cancel (Examination Right)

You may cancel your policy during the free look period.  The free look period expires on the latest of: (i) 10 days after you receive the policy (or longer if required by state law); (ii) 45 days after you sign the application for this policy; or (iii) 10 days after we deliver to you a “Notice of Withdrawal Right.” If you decide to cancel during the free look period, return the policy to the sales representative who sold it, or to us at our Home Office, along with your written cancellation request. Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  When you cancel the policy during the free look period the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If we do not receive your policy at our Home Office on the close of business on the date the free look period expires, you will not be allowed to cancel your policy free of charge.  Within 7 days, we will refund the amount prescribed by law.  If the policy is canceled, we will treat the policy as if it was never issued.

Premium Payments

This policy does not require a payment of a scheduled Premium amount to keep it In Force.  It will remain In Force as long as the conditions that cause a policy to Lapse do not exist.  If you decide to make a subsequent Premium payment, you must send it to our Home Office.  Each Premium payment must be at least $25.  We will furnish Premium payment receipts.

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk.

•
We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance. We will monitor Premiums paid and will notify you when the policy is in jeopardy of becoming a modified endowment contract.

Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.

Cash Value

The Cash Value of the policy is not guaranteed.  The Cash Value will vary depending on how you allocate your Net Premium.  Amounts allocated to the fixed account and Policy Loan Account vary based on the daily crediting of interest to those accounts.  Amounts allocated to the Sub-Accounts vary daily based on the Investment Experience.  The Cash Value will also vary because we deduct the policy's periodic charges from it, as described below.  So, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We compute the Cash Value of your policy by adding the following values:

1.	Accumulation Unit values resulting from the Net Premium you have allocated to the fixed investment option:

2.	amounts held in the Policy Loan Account; and

3.	Accumulation Unit values resulting from Net Premium you have allocated to the Sub-Accounts.

In the event of surrender of your policy, the value of the Policy Loan Account on the date of surrender will be subtracted from proceeds.

We will determine the value of the assets in the Sub-Accounts at the end of each Valuation Period.  We will determine your Cash Value at least monthly. To determine the number of Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Accumulation Units from the Sub-Accounts and, if necessary, an amount from the fixed account that corresponds to the surrendered amount.  Thus, your policy’s Cash Value will be reduced by the surrendered amount.

Similarly, when we assess certain charges or deductions, a number of Accumulation Units from the Sub-Accounts and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the Cash Value.  Unless you direct otherwise, we make these deductions in the same proportion that your interests in the Sub-Accounts and the fixed account bear to the policy’s Cash Value.

The Cash Value in the fixed account and the Policy Loan Account are credited with interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page.  We may decide to credit interest in excess of the guaranteed minimum annual effective rate.  Upon request, we will inform you of the current applicable rates for each account.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any monthly deductions for policy charges, plus or minus any Investment Experience, and minus any partial surrenders.

The Cash Value will be impacted by the monthly deductions.  For each month, beginning on the Policy Date, the monthly deductions shall be calculated as:

1.  Sub-Account Asset Charge; plus

2.  Administrative Charge; plus

3.  Base Specified Amount Charge, plus

4.	Deferred Premium Load (only applied during years 2 through 5 to the monthly deduction associated with the Policy Anniversary in those years); plus

5.  the monthly cost of any additional benefits provided by any Riders; plus

6.  Base Policy Cost of Insurance.

Enhancement Benefit

An Enhancement Benefit is included in the policy and is added to the Cash Value when there is a complete surrender of the policy but is not applied to 1035 exchanges, policy loans and partial surrenders.  The Enhancement Benefit is essentially a partial return of policy charges assessed.  In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the policy.

The purpose of the Enhancement Benefit is to allow the policy during earlier years to more closely track the corporate liability it is intended to off-set.  This is accomplished by lowering the cost associated with a surrender in early policy years.

The minimum Enhancement Benefit available in policy year 1 equals 0.10% of Premium in policy year 1.  The Enhancement Benefit will vary based on the following:

•	gender (if not unisex classified) of the Insured;

•	the elapsed time since the Policy Date;

•	Investment Experience;

•	the charges assessed to the policy;

•	the policy component configurations you select;

•	the pattern of renewal Premium payments you make.

The Enhancement Benefit may increase or decrease by policy year, but it is designed to decline to zero at the end of its scheduled duration, which is ten (10) years.  If the Supplemental Insurance Rider is in effect, the Enhancement Benefit is reduced.  The Supplemental Insurance Rider reduces the Enhancement Benefit because the lower charges associated with the Rider result in less of an enhancement required to off-set early policy year costs associated with surrender.

The Enhancement Benefit is paid from our General Account at the time the policy is completely surrendered.  We reserve the right to postpone payment of the Enhancement Benefit for up to six (6) months from the date of your surrender request.

Changing the Amount of Base Policy Insurance Coverage

You may request to change the Base Specified Amount.  Changes to the Base Specified Amount will typically alter the Death Benefit.  For more information, see “Changes in the Death Benefit Option,” beginning on page 38. Changes may result in additional charges.  We reserve the right to limit the number of changes to the Base Specified Amount to one (1) each policy year.

Increases.  To increase the Base Specified Amount, you must submit a written request to our Home Office and you must provide us with evidence of insurability that satisfies our underwriting standards.  In most instances we do not medically underwrite, but we will medically underwrite under certain circumstances, such as a request for a large increase in Base Specified Amount.  Any request to increase the Base Specified Amount must be for at least $10,000 and the Base Specified Amount after the increase may not exceed the Maximum Death Benefit.  We always apply requests to increase Base Specified Amount in proportion it bears to Total Specified Amount.  This means if you have the Supplemental Insurance Rider, all increases will be done proportionally between your Base Specified Amount and Rider Specified Amount.   You may not elect how to allocate increases in Total Specified Amount after the Policy Date.  The Insured must be between 18 and 79 years old at the time of the request and after the increase, the Cash Surrender Value must be sufficient to keep the policy In Force for at least 3 months.  An increase in the Base Specified Amount may cause an increase in the Net Amount At Risk.  Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase.  An increase in Base Specified Amount may require you to make larger or additional Premium payments in order to avoid Lapsing the policy.  Increases will be allocated among the policy components in the same manner as the most recent increase (in the absence thereof, in accordance with the original policy), unless an alternative allocation is specifically requested and approved by us.  Approved increases to the Base Specified Amount will become effective on the next monthly anniversary of the Policy Date after we approve the supplemental application unless you request, and we approve, a different date.

Decreases.  You may request to decrease the Base Specified Amount at any time after the first policy year.  We apply Base Specified Amount decreases to the most recent Base Specified Amount increase, and continue applying the decrease backwards, ending with the original Base Specified Amount.  The decreases will be applied in the same allocation of policy components that exists in the insurance being decreased, unless an alternative allocation is specifically requested and approved by us.  Decreases to the Base Specified Amount may decrease the Base Policy Cost of Insurance Charges and the Base Specified Amount Charges, depending on the Death Benefit option elected and the amount of the Cash Value.

We will deny any request to reduce the Base Specified Amount below the minimum Total Specified Amount shown on the Policy Data Page.  We will also deny any request that would disqualify the policy as a contract for life insurance.  To decrease the Base Specified Amount, you must submit a request to our Home Office.

The Minimum Required Death Benefit

The policy has a Minimum Required Death Benefit.  The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

The cash value accumulation test will always result in a Death Benefit that is lower in the early years and higher in the later years when compared to the guideline premium/cash value corridor test.  The guideline premium/cash value corridor test tends to produce a more favorable return if you are paying three or fewer premiums.  If you pay Premium in excess of the 7 pay Premium in a given year, then it could cause the policy to become a modified endowment contract.  If you do not elect a test, we will assume that you intended to elect the cash value accumulation test.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage described in the federal tax regulations.  The percentages depend upon the Insured's age, gender (if not unisex classified) and underwriting classification.  Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

Regardless of which test you elect, we will monitor compliance to ensure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Death Benefit payable under the policy should be excludable from gross income of the Beneficiary for federal income tax purposes.  We may refuse additional Premium payments or return Premium payments to you so that the policy continues to meet the Code's definition of life insurance.

Exchanging the Policy

At any time within the first 24 months of coverage from the Policy Date, you have a right to irrevocably elect to transfer 100% of the policy's Cash Value to the fixed account, irrespective of our right to limit transfers to the fixed account.  After this election, your policy will no longer participate in the Investment Experience of the Sub-Accounts.  Rather, the policy's

Cash Value will be credited with the fixed account's interest rate.  To invoke this right, you must submit your request to our Home Office on our specified forms.

In addition to your right to transfer the policy’s Cash Value to the fixed account, you also have the right to exchange the policy for another policy issued by us that is not a variable insurance policy.   To make an exchange with us you will surrender this policy and use its Cash Surrender Value to purchase the new policy we underwrite on the Insured’s life, subject to: (i) our approval; (ii) our right to not permit an exchange for 24 months after the policy is issued; (iii) the Insured (a) satisfies our underwriting standards of insurability and (b) you pay all costs associated with the exchange.  You may transfer Indebtedness to the new policy.

To invoke this right, you must submit your exchange request to our Home Office on our specified forms.  The policy must be In Force and not in a Grace Period.  The exchange may have tax consequences.  The new policy will take effect on the exchange date only if the Insured is alive.  This policy will terminate when the new policy takes effect.

Terminating the Policy

There are several ways that the policy can terminate.  All coverage under your policy will terminate when any one of the following events occurs:

•	we receive your written request to our Home Office to terminate coverage;

•	the Insured dies;

•	the Insured is alive on the Maturity Date (and you elect not to extend the Maturity Date);

•	the policy Lapses; or

•	you surrender the policy for its Cash Surrender Value (which may result in adverse tax consequences).

Assigning the Policy

You may assign any or all rights under the policy while the Insured is alive.  If you do, your Beneficiary’s interest will be subject to the person(s)/entity(ies) to whom you have assigned such rights.  Your assignment must be in a form satisfactory to us and must be recorded at our Home Office before it will become effective.  Your assignment will be subject to any outstanding Indebtedness.  If the assignment qualifies as an exchange under Section 1035 of the Code, there shall be no Enhancement Benefit applied.  An assignment is effective as of the date we record it.  We shall not be responsible for the sufficiency or validity of any assignment.

Reports and Illustrations

We will send you transaction confirmations.  We will also send you an annual report that shows:

•	the Total Specified Amount;

•	Premiums paid;

•	all charges since the last report;

•	the current Cash Value;

•	the Cash Surrender Value; and

•	Indebtedness.

The report will also include any other information required by laws and regulations, both federal and state.  We will send these reports to the address you provide on the application unless directed otherwise.  At any time you may ask for an illustration of future benefits and values under the policy.  We reserve the right to assess a charge for illustrations.

You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to nationwide.com/login.

Policy Charges

We will take deductions from Premium payments and/or the Cash Value, as applicable, to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the charges assessed under the policy.  We begin to deduct monthly charges from your policy's Cash Value on the Policy Date.  If you have a policy loan, a complete description of how interest credited and charged results in costs to you is described in the Policy Loans section of this prospectus.

The charges reflect the costs and risks associated with your policy. Each Insured is assigned to an underwriting class based upon his/her age, gender (if not unisex classified), smoker status, type of evidence of insurability, and insurability status.  In evaluating and underwriting the corporate or legal entity purchasing the Policy, and setting cost of insurance charges, we may take into account several factors, including the purpose for which the Policy is being purchased, the anticipated amount and timing of Premium payments, and the expected asset persistency.

We offer several charge structures, or "policy components," which can be selected and blended—i.e., you may elect to apply 100% of your Total Specified Amount to a single policy component, or apply portions (totaling 100%) of your Total Specified Amount to one or more policy components.  The policy components permit policy purchasers to determine how to allocate policy charges (including charges for distribution expenses) over the life of the policy.  (For information about the compensation arrangements with broker-dealer firms that sell the Policy, please refer to the Distribution, Promotional, and Sales Expenses section of this prospectus.)  Certain policy components rely on premium loads to cover expenses, while others prefer to rely on periodic charges that spread expenses over the years.  Different policy components consist of different patterns of current policy charges.

•
Policy Component A calls for the greatest apportionment of charges on the front-end.  This policy component includes a Premium Load that declines over the first 5 policy years, as well as a Deferred Premium Load that is assessed in policy years 2-5 and is based on Premium paid in the first policy year.  The aggregate current monthly charges (i.e., the cost of insurance charge, the specified amount charge, and the sub-account asset charge) under this policy component are lower than those for Policy Components B and C during the first four policy years, and lower than those for Policy Component D in all policy years.

•
Policy Component B includes a Premium Load that declines over the first 5 policy years, but does not include a Deferred Premium Load.  The aggregate current monthly charges are lower than those for Policy Component A after the first four policy years, lower than those for Policy Component C after the first ten policy years, and lower than those for Policy Component D in all policy years.

•
Policy Component C apportions charges on the front-end to a lesser extent than under either Policy Component A or B:  the Premium Load is at a lower, declining rate and for a shorter duration (i.e., for four rather than five years).  The aggregate current monthly charges are higher than those for Policy Component B during the first ten policy years, and similar thereafter.  The aggregate current monthly charges are higher than those for Policy Component A during the first four policy years, and similar thereafter.  The aggregate current monthly charges are lower than those for Policy Component D in all years.

•	Policy Component D has no Premium Load—either front-end or deferred. The aggregate current monthly charges under this policy component are always higher than those under Policy Components A, B, and C.

The charges assessed under your policy will depend upon the policy component configurations you select for your Total Specified Amount, and whether you elect coverage under the Supplemental Insurance Rider.  Generally, if you choose to purchase coverage under the Supplemental Insurance Rider, and concurrently reduce the Base Specified Amount by an off-setting amount, some of the charges associated with your policy will be lower because the charges under the rider are generally lower than those available under a base policy (i.e., a policy without any riders). (For more information about the benefits and operation of the Supplemental Insurance Rider, see the Policy Riders and Rider Charges section of this prospectus.)  Depending on the actual amount and timing of Premium payments and Investment Experience, at any point in time, the Cash Value and death benefit associated with one policy component may turn out to be less favorable than they would have been if another component had been selected.  While we reserve the right to change the pattern of charges under a policy component at any time, the levels of charges associated with each policy component will never exceed the maximum charges in the Periodic Charges Other Than Mutual Fund Operating Expenses table in the Summary: Fee Tables section of this prospectus.

When you submit your application to purchase the policy, you select a policy component configuration to apply to your Base Specified Amount—for example, you might elect to apply 25% of your Base Specified Amount to each policy component, or 50% to Policy Component B and 50% to Policy Component D.  This selection of policy component configurations determines how we weight the current policy charges to calculate the amount of each charge that you pay.  In other words, the charge that you pay is a proportional blending of the charges associated with each of the policy components that apply to your Total Specified Amount.  For example, if you elect to apply 25% of your Base Specified Amount to each policy component, then we would add 25% of the Premium Load for each policy component to determine the amount of Premium Load you would pay; we would follow the same procedure to determine the Deferred Premium Load or the monthly policy charges that you would pay under that policy component configuration.  Similarly, if you elect to apply 50% of your Base Specified Amount to Policy Component B and 50% to Policy

Component D, then we would add 50% of the Premium Load for Policy Component B to 50% of the Premium Load for Policy Component D to determine the amount of Premium Load you would pay, and we would follow the same procedure to determine the Deferred Premium Load or the monthly policy charges that you would pay under that policy component configuration.  See Appendix C to this prospectus for examples showing how the amount and timing of charges under the Policy vary under the different policy components, and how those charges are "blended" when you elect the Supplemental Insurance Rider and/or apply portions of your Total Specified Amount (i.e., Base Specified Amount plus Rider Specified Amount) to one or more policy components.

We underwrite the corporate purchaser and we may reject applications with certain policy component configurations based on:  (1) the amount of overall expenses under the policy and the timing of the allocation of those expenses over the life of the policy; (2) the anticipated amount and timing of Premium payments; and (3) the expected asset persistency based on the purpose for which the corporation/entity is purchasing the policy.  Any rejection of an application with certain policy component configurations is based on whether we can assume expenses and risks based on our assessment of the corporate purchaser and the preceding factors.  Our underwriting policies are available upon request.  Once the policy has been issued, changes to the policy component configurations are permitted only with our approval.  Your chosen policy component configuration is documented on the Policy Data Page.

This policy is complex.  The amount of charges assessed under your policy will depend upon policy component configuration(s) applied to your policy, and whether you elect the Supplemental Insurance Rider.  Your registered representative can provide you with illustrations showing the results of various policy component allocation configurations and the benefits/detriments of electing available riders.  By comparing and discussing the various scenarios with your registered representative, he or she can answer any questions you have and help you to identify the policy component configuration(s) that is/are consistent with your objectives.

Premium Load

We deduct a Premium Load from each Premium payment to partially reimburse us for our sales expenses and premium taxes, and certain actual expenses--including acquisition costs.  The Premium Load also provides revenue to compensate us for assuming risks associated with the policy, and revenue that may be a profit to us.  In your policy, this charge is referred to as the “Percentage of Premium Charge.”  The Premium Load applicable to your policy depends on the policy component configurations you select, the number of years since the Policy Date, the amount of annual Premium, and the amount of term insurance coverage you purchased via the Supplemental Insurance Rider.

We divide each Premium payment into contributions towards Target Premium and Excess Premium.  Target Premium is an annual premium based on the specified amount under the base policy (i.e., the policy without any riders) and the Insured's age and underwriting class.  A portion of each Premium payment is considered a contribution towards Target Premium until the total of such contributions in a policy year equals the Target Premium.   The portion considered a contribution towards Target Premium is equal to the Premium payment multiplied by the ratio of the Base Specified Amount to the Total Specified Amount. The portion of each premium payment that exceeds the Target Premium is Excess Premium. The chart below shows the current Premium Loads on Target Premium and Excess Premium that are assessed under each policy component. See Appendix C to this prospectus for examples showing how Premium Loads are assessed.

Premium Loads on Target and Excess Premium

Policy Year	1		2		3		4		5 and thereafter
	Target	Excess	Target	Excess	Target	Excess	Target	Excess	Target	Excess
Policy Component A	10%	2%	8%	2%	6%	2%	4%	2%	2%	2%
Policy Component B	10%	2%	8%	2%	6%	2%	4%	2%	2%	2%
Policy Component C	8%	2%	6%	2%	4%	2%	2%	2%	2%	2%
Policy Component D	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

The Premium Load that you pay is determined by multiplying the Premium payment by the weighted average (i.e., a proportional blending) of the Premium Loads for each policy component based on the policy component configuration(s) that you have selected.

We treat each increase in the Base Specified Amount as new coverage, with the Premium Load attributable to the increase determined as if it is part of a newly issued policy.

Deferred Premium Load

We deduct a Deferred Premium Load from the Cash Value to partially compensate us for our sales expenses and premium taxes.  This charge also may provide revenue to compensate us for assuming risks associated with the policy, and revenue that may be a profit to us.  In your policy, this charge is referred to as the “Deferred Percentage of Premium Charge.”  The Deferred Premium Load applicable to your policy depends on the aggregate Premium payments made to the policy in the first policy year, the policy component configuration(s) you select, and the amount of term insurance coverage you purchased via the Supplemental Insurance Rider.  Currently, we deduct the Deferred Premium Load only under Policy Component A, on the anniversary of the Policy Date in policy years 2 through 5, and the charge is taken proportionally from your Sub-Account allocations and the fixed account.  This charge is in addition to the Premium Load assessed in those years, and is assessed regardless of whether any Premium is paid in those years.

The amount of Deferred Premium Load that you pay depends on the classification of your Premium payment(s) as contributing towards Target Premium or Excess Premium, and the policy component configuration(s) you select.  The chart below shows the current Deferred Premium Loads on Target Premium and Excess Premium that are assessed under each policy component.

Deferred Premium Loads on Target and Excess Premium

Policy Year	1		2-5		6 and thereafter
	Target	Excess	Target	Excess	Target	Excess
Deferred Premium Load: Policy Component A	0%	0%	2%	0.5%	0%	0%
Deferred Premium Load: Policy Component B	0%	0%	0%	0%	0%	0%
Deferred Premium Load: Policy Component C	0%	0%	0%	0%	0%	0%
Deferred Premium Load: Policy Component D	0%	0%	0%	0%	0%	0%

The Deferred Premium Load is determined by multiplying the Premium payment by the weighted average (i.e., a proportional blending) of the Deferred Premium Loads for each policy component, based on the policy component configuration(s) that you have selected.  The Deferred Premium Load currently is (and is guaranteed never to exceed) 2% of aggregate Premium payments made in policy year 1.

Base Policy Cost of Insurance

We deduct a Cost of Insurance Charge from the policy's Cash Value on the Policy Date and on each monthly anniversary of the Policy Date to compensate us for providing expected mortality benefits, and to reimburse us for certain actual expenses, including acquisition costs and state and federal taxes.  This charge also provides revenue to compensate us for assuming certain risks associated with the policy, and revenue that may be profit to us.  The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate.  The cost of insurance rate will vary by the Insured’s age, gender (if not unisex classified), tobacco use, substandard ratings, and underwriting class, the number of years from the Policy Date, and the policy component configuration(s) you select.  The cost of insurance rates are based on our expectations as to future mortality, investment earnings, persistency, expenses, and taxes.  The Base Policy Cost of Insurance Charge that you pay is determined by multiplying the Base Policy Net Amount At Risk by the weighted average (i.e., a proportional blending) of the cost of insurance rates for each policy component based on the policy component configuration(s) that you have selected.  There may be a separate cost of insurance rate for the initial Base Specified Amount and any Base Specified Amount increase.  The cost of insurance rates will never be greater than those shown on the Policy Data Page.

We will uniformly apply any change in cost of insurance rates for Insureds of the same age, underwriting class and any substandard ratings, selected policy component configurations, and In Force policy duration.  If a change in the cost of insurance rates causes the amount of your Cost of Insurance Charge to increase, your policy’s Cash Value could decrease.  If a change in the cost of insurance rates causes your Cost of Insurance Charge to decrease, your policy's Cash Value could increase.

We may underwrite your policy on a non-medical basis that may result in a higher Cost of Insurance Charge.    Non-medical underwriting means that a physical examination to obtain medical information on the proposed Insured is not required to issue the policy.  The higher Cost of Insurance Charge would compensate us for assuming additional mortality risk as a result of issuing without the information that results from medical underwriting.  The result is that healthy individuals will subsidize less healthy individuals because there is no medical underwriting, which typically results in lower cost of insurance rates being applied to fully underwritten policies.   If you were to purchase one of our policies that is medically underwritten and you are healthy, your cost of insurance rates would be lower.

The Cost of Insurance Charge will be deducted proportionally from your Sub-Account allocations and the fixed account.

Sub-Account Asset Charge

We deduct a  Sub-Account Asset Charge from the policy's Cash Value allocated to the Sub-Accounts on each monthly anniversary of the Policy Date to compensate us for certain actual expenses, including acquisitions costs and premium taxes.  This charge also provides revenues to compensate us for assuming certain risks associated with the policy, and revenues that may be profit to us.  In your policy, this charge is referred to as the “Monthly Variable Sub-Account Asset Charge.”

The Sub-Account Asset Charge will be deducted proportionally from your Sub-Account allocations on each monthly anniversary of the Policy Date.  The Sub-Account Asset Charge applicable to your policy depends on the policy component configuration(s) you select, the amount of your Cash Value, and whether there is any specified amount attributable to the Supplemental Insurance Rider. We determine this charge for the base policy by multiplying your Cash Value allocated to the Sub-Accounts by the weighted average (i.e., a proportional blending) of the Sub-Account Asset factors for each policy component, based on the policy component configuration(s) that you have selected.  (Different Sub-Account Asset factors apply to the Rider.  Information on Sub-Account Asset Charges associated with the Supplemental Insurance Rider is provided under Policy Riders and Rider Charges section below.)  We assess this charge in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.

The Sub-Account Asset Charge applicable to your policy depends on the policy component configuration(s) you select.  The table below shows the current Sub-Account Asset Factors (presented as an annual rate) for policy components for the Base Specified Amount.  (See the Policy Riders and Rider Charges section of this prospectus for the Sub-Account Asset Factor associated with the Supplemental Insurance Rider.)

Current Base Policy Sub-Account Asset Factor Charges (shown as an annual rate)[1]

Ratio of Cash Value to 7-Pay Premium[2] (on a monthly anniversary)	Policy Component A	Policy Component B	Policy Component C	Policy Component D
Under 125%	0.30%	0.25%	0.25%	0.60%
125% - 249%	0.26%	0.23%	0.23%	0.55%
250% - 374%	0.22%	0.20%	0.20%	0.50%
375% - 499%	0.19%	0.18%	0.18%	0.46%
500% - 649%	0.17%	0.16%	0.16%	0.42%
650% - 799%	0.15%	0.14%	0.14%	0.38%
800% - 999%	0.13%	0.13%	0.13%	0.35%
1000% - 1299%	0.11%	0.11%	0.11%	0.33%
1300% - 1599%	0.10%	0.10%	0.10%	0.31%
1600% - 1999%	0.09%	0.09%	0.09%	0.29%
2000% - 2499%	0.08%	0.08%	0.08%	0.27%
2500% & over	0.06%	0.06%	0.06%	0.25%

1  To calculate the monthly deduction based on the annual rates listed above, use the following formula:

        Monthly Rate = (1+ Annual Rate) (Number of days in the Month / Number of days in the year) – 1

[2] The 7-Pay Premium is established as of the Policy Date and will not change.

The maximum Base Policy Sub-Account Asset Factor Charge for each of the policy components is 1.25% (annual rate), the greatest current charge we assess by component is listed below.

Policy Component A	Policy Component B	Policy Component C	Policy Component D
0.30%	0.25%	0.25%	0.60%
The Sub-Account Asset Charge is determined by proportionally blending the sub-account asset factors for the policy components you have selected to a single factor that is then applied to the Policy’s Cash Value.  The guaranteed maximum annual and monthly charges are shown on the Policy Data Pages.

Base Specified Amount Charge

We deduct a monthly Base Specified Amount Charge from the policy's Cash Value to compensate us for sales, underwriting, distribution and issuance of the policy.  The charge applicable to your policy depends on the Total Specified Amount and is the same for all base policy component configurations.  The charge associated with the first $50,000 of Total Specified Amount is determined separately from the charge associated with the Total Specified Amount in excess of $50,000. The maximum guaranteed Base Specified Amount Charge is $0.40 per $1,000 of Specified Amount.

The table below shows the current Base Specified Amount Charges.  The Base Specified Amount Charge will be deducted proportionally from your Sub-Account allocations and the fixed account.

Base Specified Amount Charges

Policy Year	Amount of Total Specified Amount
	Up to $50,000	Over $50,000
1 through 20	$0.30 per $1,000	$0.09 per $1,000
21 and thereafter	$0.01 per $1,000	$0.01 per $1,000

The total charges applied to Base Specified Amount are determined by adding the amount of the charges of the first $50,000 of Total Specified Amount attributable to Base Specified Amount to the amount of charges attributable to Base Specified Amount on Total Specified Amount in excess of $50,000.   Base Specified Amount will equal Total Specified Amount, unless you have elected any Rider Specified Amount.

A distinct Rider Specified Amount charge applies to the Supplemental Insurance Rider.  If you elect that rider, the total specified amount charges you pay will depend upon the allocation of Total Specified Amount between the base policy and the Supplemental Insurance Rider.   To determine total specified amount charges, you must add the amount of the Base Specified Amount charge to the Rider Specified Amount charge.  Total charges are a weighted average of the amount of Base Specified Amount and Rider Specified Amount.  The end result is a charge blending.   For further explanation of this blending, including an example, see the “Supplemental Insurance Rider” sub-section of the “Policy Riders and Rider Charges” section of this prospectus beginning on page 28.

Administrative Charge

We deduct a monthly Administrative Charge from the policy's Cash Value to reimburse us for the costs of maintaining the policy, including accounting and recordkeeping.  Currently, the Administrative Charge is $5 per month per policy.  The maximum guaranteed Administrative Charge is $10 per month per policy.

The Administrative Charge will be deducted proportionally from your Sub-Account allocations and the fixed account.

Illustration Charge

Currently, we do not assess an Illustration Charge, which would compensate us for the administrative costs of generating the illustration.  However, we may, in the future, assess an Illustration Charge, which will not exceed $25 per illustration requested.  Any Illustration Charge must be paid by check at the time of the illustration request.  The Illustration Charge will not be deducted from the policy's Cash Value.

Policy Rider Charges

•	Change of Insured Rider--There currently is no charge associated with this rider.

•
Supplemental Insured Rider – If you purchase this rider and increase the Total Specified Amount (i.e., by the Rider Specified Amount attributable to the Supplemental Insurance Rider), then you will increase the overall monthly charges associated with this policy, even if the Base Specified Amount is not changed.  If, however, you purchase the rider and do not increase the Total Specified Amount and instead reduce the Base Specified Amount by an off-setting amount of Rider Specified Amount, then electing the Supplemental Insurance Rider will potentially reduce the overall monthly charges associated with the policy.  Please see the Policy Riders and Rider Charges section of this prospectus for further information about the charges associated with the Supplemental Insurance Rider.

Mutual Fund Operating Expenses

In addition to the charges listed above, there are also charges associated with the mutual funds in which the Sub-Accounts invest.  While you will not pay these charges directly, they will affect the value of the assets you have allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that we subsequently use to value your Sub-Account units.  Please see the underlying mutual funds’ prospectuses for additional information about these charges.  You may request FREE OF CHARGE copies of any of the underlying mutual funds’ prospectuses available under the policy.  Information on how to contact us is located on the front page of this prospectus.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 44.10% of first year premiums and 11.25% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (44.10% of first year premiums and 11.25% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.83% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (and not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates.  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•  Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in underlying mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2007, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.55% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.  We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Policy Riders and Rider Charges

You may elect/purchase one or more riders available under the policy to meet your specific needs.  Rider availability varies by state.  Riders may not be elected/purchased independently of the policy.  Upon termination of this policy, all riders will also terminate.

We will assess any rider charge by taking deductions from the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the rider charges.  We begin to deduct monthly rider charges from your policy's Cash Value on the Policy Date or on the first monthly anniversary of the Policy Date after the rider is effective.

Change of Insured Rider

The benefit associated with the Change of Insured Rider is that you may designate a new Insured, subject to insurability and the conditions below.  The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.  The amount of insurance coverage after the Change Date shall be the

Total Specified Amount shown on the application to change the Insured provided that (1) the policy continues to qualify as life insurance under the Code and (2) such specified amount equals or exceeds the minimum Total Specified Amount shown on the Policy Data Page.  You may elect this rider at the time of application or at any time while the policy is In Force.  Coverage on the new Insured will become effective on the Change Date.  Coverage on the previous Insured will terminate on the day before the Change Date.  The Change Date is the first monthly anniversary on or next following the date the change of insured conditions are met.  The Policy Date will not change.

Change of Insured Conditions:

1.	At the time of the change, the new Insured must have the same business relationship to the Owner as did the previous Insured.

2.	The new Insured may be required to submit evidence of insurability to us.

3.	The new Insured must satisfy our underwriting requirements.

4.	The policy must be In Force and not be in a grace period at the time of the change.

5.	The new Insured must have been at least age eighteen on the Policy Date.

6.	The Owner must make written application to change the Insured.

Change of Insured Rider Charge.  There is no charge associated with the Change of Insured Rider.

Supplemental Insurance Rider

General Information on the Benefits and Operation of the Supplemental Insurance Rider

This rider will modify the amount of insurance coverage (Death Benefit) under the policy.  The benefit associated with the Supplemental Insurance Rider is term life insurance on the Insured that is:  (1) in addition to the Base Specified Amount; (2) payable to the Beneficiary upon the Insured’s death; and (3) annually renewable until the Insured reaches Attained Age 100.  The charges for the Rider are calculated in the same manner as those applicable to the base policy, although different rates may apply under the various policy components available with the Supplemental Insurance Rider.  Currently, if you choose to purchase coverage under this Rider and concurrently reduce the Base Specified Amount by an off-setting amount, some of the charges associated with your policy will be reduced because charges under the policy components available with the
Rider may be lower than the corresponding charges under the policy components available for a base policy.  Rider policy component charges are lower in most cases because the rider is term insurance.   The greater the allocation is to rider policy components, the lower the overall charges will be under the policy.  See Appendix C to this prospectus for examples showing how charges are "blended" when you elect the Supplemental Insurance Rider and/or apply portions of your Total Specified Amount to one or more policy components.

Note that:

•	Certain benefits that are normally available under the policy may be reduced or eliminated when this rider is in effect.

o	Adding this rider results in a lower Enhancement Benefit;

o	In some years and/or at some ages, the cost of insurance charge for the rider is more expensive than the cost of insurance for the base policy; and

o	You may not extend the Maturity Date with respect to the Rider Specified Amount.

•	The rider’s death benefit terminates if the Insured is living on the Maturity Date.

•	The compensation rates payable to the selling broker-dealer are lower on this Rider than those on the base policy.

You may purchase this rider at the time of application or, subject to our approval, at a later time provided that the policy is In Force and the rider is purchased before the Insured reaches Attained Age 100.  If purchased at the time of application, the effective date of the rider is the same as the effective date of insurance coverage.  (See the “Insurance Coverage Effective Date” provision earlier in this prospectus.)  If purchased subsequently, the effective date will be the monthly anniversary of the Policy Date on or next following the date we approve your written request, unless you specify and we approve, a different date.  The Rider Specified Amount may be combined with the Base Specified Amount to satisfy the minimum Total Specified Amount shown on the Policy Data Page.  However, while the rider is in effect, the Base Specified Amount must be at least 10% of the minimum Total Specified Amount.  You may request to either increase or decrease the Total Specified Amount, subject to certain restrictions.

Rider Specified Amount Increases and Reductions Due to Partial Surrender

All increases and decreases of Rider Specified Amount, including decreases due to partial surrender or forced surrender partial, are done proportionally between the amounts you have allocated to Base Specified Amount and Rider Specified Amount.

Charges Associated with the Supplemental Insurance Rider

The Supplemental Insurance Rider charges listed below are different from the charges under the base policy.  These charges will be applied to coverage under the Supplemental Insurance Rider and are in addition to the charges you pay on coverage under the base policy.

•	Sub-Account Asset Charge;

•	Specified Amount Charge; and

•	Cost of Insurance Charge

Rider Sub-Account Asset Charge

The table below shows the current factors used to determine the Sub-Account Asset Charges applicable to the Rider Specified Amount.

Current Supplemental Insurance Rider Sub-Account Asset Factor Charges (shown as an annual rate)[1]
Ratio of Cash Value to 7-Pay Premium[2] (on a monthly anniversary)	Policy Component A	Policy Component B	Policy Component C	Policy Component D
Under 125%	0.20%	0.16%	0.16%	0.30%
125% - 249%	0.18%	0.15%	0.15%	0.27%
250% - 374%	0.16%	0.14%	0.14%	0.24%
375% - 499%	0.14%	0.13%	0.13%	0.22%
500% - 649%	0.12%	0.12%	0.12%	0.20%
650% - 799%	0.11%	0.11%	0.11%	0.18%
800% - 999%	0.10%	0.10%	0.10%	0.16%
1000% - 1299%	0.09%	0.09%	0.09%	0.14%
1300% - 1599%	0.08%	0.08%	0.08%	0.13%
1600% - 1999%	0.07%	0.07%	0.07%	0.12%
2000% - 2499%	0.06%	0.06%	0.06%	0.11%
2500% & over	0.05%	0.05%	0.05%	0.10%

1  To calculate the monthly deduction based on the annual rates listed above, use the following formula.

              Monthly Rate = (1+ Annual Rate) (Number of days in the Month / Number of days in the year) - 1

2  The 7-Pay Premium is established as of the Policy Date and will not change.

The maximum Rider Sub-Account Asset Factor Charge for each of the policy components is 1.25% (annual rate), the greatest current charge we assess by component is listed below.

Policy Component A	Policy Component B	Policy Component C	Policy Component D
0.20%	0.16%	0.16%	0.30%

We determine the Sub-Account Asset Charge by multiplying your Cash Value by the weighted average (i.e., a blend that uses the relative proportions of the Base and Rider Specified Amounts) of the Sub-Account Asset Factors for the Base Policy and the Supplemental Insurance Rider, where each Factor is based on the policy component configuration(s) that you have selected.  Currently, the Sub-Account Asset Charge is no more than (and is guaranteed never to exceed) 0.10357% on a monthly basis (and ranges between 0.05% and 1.25% on an annual basis), of the net assets you have allocated to the Sub-Accounts.  The guaranteed maximum annual and monthly charges applicable to your policy are shown on the Policy Data Pages.

Rider Specified Amount Charge

If you purchase the Supplemental Insurance Rider, we deduct a monthly Rider Specified Amount Charge from the policy's Cash Value to compensate us for sales, underwriting, distribution, and issuance of the rider.  The charge applicable to your policy depends on the Total Specified Amount and the allocation of the Total Specified Amount between Base Specified Amount and Rider Specified Amount. The Rider Specified Amount Charge is the same for all policy component configurations.

The charge associated with the first $50,000 of Total Specified Amount is determined separately from the charge associated with the Total Specified Amount in excess of $50,000.   Each of these charges is determined using a weighted average (i.e., a blend that uses the relative proportions of the Base and Rider Specified Amounts) of the base and rider charges.

The Rider Specified Amount Charge will be deducted proportionally from your Sub-Account allocations and the fixed account. The table below shows the current Rider Specified Amount Charges.

Rider Specified Amount Charges

Policy Year	Amount of Total Specified Amount
	Up to $50,000	Over $50,000
1 through 20	$0.05 per $1,000	$0.01 per $1,000
21 and thereafter	$0.01 per $1,000	$0.01 per $1,000

The maximum guaranteed Supplemental Insurance Rider Specified Amount Charge is $0.40 per $1,000 of Specified Amount.

To determine total specified amount charges, you must add the amount of the Base Specified Amount charge to the Rider Specified Amount charge.  Total charges are a weighted average of the amount of Base Specified Amount and Rider Specified Amount you elected.  The end result is a charge blending.

Here is an example of how charges are blended if you elect Base Specified Amount and Rider Specified Amount.

For this example, assume the following.

Total Specified Amount = $150,000.

Base Specified Amount = 50% or $75,000.

Rider Specified Amount = 50% or $75,000.

The policy is less than 20 years old.

The charges are calculated in three parts.

The first part involves calculating the charge on the first $50,000 of Total Specified Amount.  This is accomplished using the following formula.

Blended Total Specified Amount Charges (first $50,000) = [(BA x BSAC) + (RA x RSAC)] x [$50,000/$1,000]

Where:

BA = Base Specified Amount Allocation (as a percentage)

BSAC = Base Specified Amount Charge

RA = Rider Specified Amount Allocation (as a percentage)

RSAC = Rider Specified Amount Charge

Using this formula and the assumptions described above, here is how the calculation would work on the first $50,000 of Total Specified Amount.

= [(0.50 x $0.30) + (0.50 x $0.05)] x [$50,000/$1,000]

= [($0.15) + ($0.025)] x [50]

= [$0.175] x [50]

= $8.75

The second part involves calculating amounts in excess of the first $50,000, under which different charges apply.  This is accomplished using the following formula.

Blended Total Specified Amount Charges (excess of $50,000) = [(BA x BSAC) + (RA x RSAC)] x [(TSA - $50,000)/$1,000]

Where:

BA = Base Specified Amount Allocation (as a percentage)

BSAC = Base Specified Amount Charge

RA = Rider Specified Amount Allocation (as a percentage)

RSAC = Rider Specified Amount Charge

TSA = Total Specified Amount

Using this formula, and the assumptions described above, here is this second calculation would work on specified amount in excess of $50,000.

=[(0.50 x $0.09) + (0.50 x $0.01)] x [($150,000 - $50,000/$1,000)]

= [($0.045) + ($0.005)] x [100]

= [$0.05] x [100]

= $5.00

The third part is to add the results of the first calculation to the second calculation.  In this example, merely add $5.00 to $8.75 for Total Specified Amount charges of $13.75 per month.

Rider Cost of Insurance Charge

If you elect the Supplemental Insurance Rider, we deduct a monthly Supplemental Insurance Rider Cost of Insurance charge to compensate us for providing term life insurance on the Insured.  This charge is determined by multiplying the rider’s cost of insurance rate by the rider’s death benefit (described below).  We base the supplemental insurance cost of insurance rate on our expectations as to future experience for factors such as mortality, persistency, expenses, and taxes.  The supplemental insurance cost of insurance rate will vary by the Insured’s Issue Age, gender (if not unisex classified), tobacco use, substandard ratings, underwriting class, the number of years from the Policy Date, and the policy component configurations you select.  The same policy component configuration(s) you select for the base policy will apply for the rider unless you request, and we approve, a different configuration.

The Supplemental Insurance Rider Cost of Insurance Charge will be deducted proportionally from your Sub-Account allocations and the fixed account.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of the Death Benefit when the Death Benefit depends on Cash Value.

Death Benefit Calculations with the Supplemental Insurance Rider

The death benefit option chosen for the base policy will also be the death benefit option for the rider and calculation of the Death Benefit.  The current death benefit option in effect is shown on the Policy Data Page.  The Death Benefit is calculated as the greater of: (1) the Total Specified Amount; or (2) the Minimum Required Death Benefit (which will differ depending on whether the guideline premium/cash value corridor test or the cash value accumulation test is used).

After the Death Benefit is calculated, it is allocated between your elected amounts of base policy and this rider.

1.	Base Policy Death Benefit– The amount of the Death Benefit we allocate to the base policy is calculated using the formula below.

Base Policy Death Benefit =                                                      CV  +   (Total NAAR)   x    (Base Specified Amount)
(Total Specified Amount)

Where:

CV = the Cash Value of the policy

Total NAAR = the total Net Amount At Risk which is the Death Benefit minus the Cash Value

The formula above determines the portion of the Death Benefit applied to base by determining the ratio Base Specified Amount bears to Total Specified Amount.

2.
Supplemental Insurance Rider Death Benefit– The amount of the Death Benefit we allocate to the Supplemental Insurance Rider is calculated by taking the Death Benefit and subtracting the Base Policy Death Benefit (as calculated in item 1 above).

In most instances, your charges end up being lower if you apply as much coverage as possible to the rider.

Total Specified Amount remains the same unless you specifically request an increase or decrease.  All increases or decreases are done proportionally based on your established allocation between Rider Specified Amount and Base Specified Amount.

If the Cash Value increases, the portion of the Death Benefit attributable to this rider may, at times, be less than the Rider Specified Amount.   If the Cash Value decreases, the portion of the Death Benefit attributable to the base policy may, at times, be less than the Base Specified Amount.

Terminating the Rider

You may terminate this rider by submitting a written request to us at our Home Office.  We may require that you submit the policy for endorsement.  Terminating this rider will likely result in increased policy charges because of the difference in the pattern of policy charges under the corresponding policy components for the base policy and this rider.  If the rider is terminated, the calculation of the Death Benefit will apply exclusively to the base policy.  Termination may require that the amount of Death Benefit coverage provided by the base policy be increased to maintain the qualification of the policy as a contract of life insurance under the Code.

We reserve the right to deny any request to terminate this rider that would disqualify the policy as a contract of life insurance under the Code.  If the policy is not issued as a modified endowment contract, terminating this rider may result in the policy becoming a modified endowment contract.  We will notify the Owner if the policy's status is in jeopardy.

This rider also terminates upon the earliest of the following dates:

•	The date policy is surrendered or terminated;

•	The date the policy Lapses;

•	The Insured’s death; or

•	The date the Insured reaches Attained Age 100.

There is no Cash Value attributable to this rider.  Therefore, there is no Cash Surrender Value attributable to this rider available to you upon termination of this rider.

In most instances, terminating the rider will not be to your advantage.  If you decide to terminate the rider, you should carefully discuss this decision with your registered representative or a qualified financial advisor.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program.  Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time.  Policy owners may direct us to automatically transfer specific dollar amounts from the fixed account and the

•	NVIT – NVIT Money Market Fund: Class V

to any other Sub-Account.  Transfers from the fixed account must be no more than 1/30th of the fixed account value at the time you elect to participate in the program.

You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective on the date provided on the election form or, if the date provided has passed upon our receipt of your submitted election form participation will be effective at the beginning of the next policy month.    There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events.  We will continue to process dollar cost averaging transfers until there is no more value left in originating investment option(s) or until you instruct us to terminate your participation in the service.

Dollar cost averaging programs may not be available in all states.  We do not assure the success of these strategies and we cannot guarantee that dollar cost averaging will result in a profit or protect against a loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do so.

Policy Loans

After the expiration of the free-look period and while the policy is In Force, you may take a loan against the policy's Cash Value.  Loan requests must be submitted in writing to our Home Office.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest Charged

While the policy is In Force, you may request a policy loan provided that, at the time of the loan request, the loan amount plus the Policy Loan Account does not exceed 90% of the Cash Value.  Any applicable Enhancement Benefit is not available to be taken as a policy loan.  The minimum loan amount is $500.

We charge interest on the amount of outstanding Indebtedness at the current rate of between 2.00% and 3.50% per annum.  The maximum guaranteed rate is 3.50% per annum.  The interest rate applicable to your policy depends on the policy components you select.  Policy loan interest charge may provide revenue for risk charges and profit.  We expect to charge an effective annual interest rate of 2.80% on the outstanding balance of your loan for the first fifteen policy years, 2.55% for years 16 through 30, and 2.10% thereafter.

The interest will accrue daily and is payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured’s Death, a policy lapse, or a full surrender.  If the interest is not paid when due, we will add it to the outstanding loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the Policy Loan Account in the same proportion as your Sub-Account allocations.

Collateral and Interest Earned

As collateral for the policy loan, we will transfer Cash Value equal to the policy loan amount to the Policy Loan Account.  Amounts transferred from the Sub-Accounts will be in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  We will only transfer amounts from the fixed account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.

Amounts in the Policy Loan Account will accrue and be credited daily interest at a rate not less than the stated interest crediting rate shown on your Policy Data Page.

Net Effect of Policy Loans

We will charge interest on the outstanding policy loan amount and credit interest to the Policy Loan Account at the same time.  In effect, the policy loan interest rate is netted against the interest crediting rate, and this is the amount that you are “charged” for taking the policy loan.  The Policy Loan Interest Charged is reflected in the Periodic Charges Other Than Mutual fund Operating Expenses table in the “In Summary: Fee Tables” section of this prospectus.

The amount transferred to the Policy Loan Account will neither be affected by the Investment Experience of the Sub-Accounts, nor will it be credited with the same interest rates credited to fixed account allocations.  Even if it is repaid, a policy loan will affect the policy, the Policy Loan Account, the Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.

Repayment

You may repay all or part of a policy loan at any time while the policy is In Force during the Insured’s lifetime.  The minimum repayment amount is $25.  We will apply all loan repayments to the Sub-Accounts in the same proportion as your current Sub-Account allocations, unless you indicate otherwise.  While your policy loan is outstanding, we will treat any payments that you make as Premium payments, unless you request that they be applied as policy loan repayments.  Repaying a policy loan will cause the Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges.  Before any policy Lapses, there is a Grace Period during which you can take action to prevent the Lapse.  Subject to certain conditions, you may reinstate a policy that has Lapsed.

Grace Period

At the beginning of a Grace Period, we will send you a notice that will indicate the amount of Premium you must pay to avoid Lapsing the policy.  This amount is equal to at least 4 times the current month’s policy charges.  If you do not pay the indicated amount within 61 days, the policy and all Riders will Lapse.

The Grace Period will not alter the operation of the policy or the payment of the Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting, at any time within three year after the end of the Grace Period and before the Maturity Date, a written request to reinstate the policy;

•	providing any evidence of insurability that we may require;

•	paying sufficient Premium to keep the policy In Force for 3 months from the date of reinstatement;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and

•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

Subject to satisfactory evidence of insurability at the same rates, you may also reinstate the Supplemental Insurance rider.

The effective date of a reinstated policy (including any Riders) will be the monthly anniversary of the Policy Date on or next following the date we approve the application for reinstatement.  If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the Cash Value at the end of the Grace Period.  We will then add to the Cash Value any Premiums or loan repayments that you made to reinstate the policy.

The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless you indicate otherwise.

Surrenders

Full Surrender

You may entirely surrender the policy for the Cash Surrender Value at any time while the Insured is alive and the policy is In Force.  A surrender will be effective as of the date we receive your written surrender request on a form acceptable to us at our Home Office.  We may also require you to return the policy.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to 6 months.  The Cash Surrender Value will be paid to you in a lump sum, unless you elect to leave the Proceeds on deposit with us (or an affiliate).

No Enhancement Benefit will be applied to a policy that is surrendered pursuant to Section 1035 of the Code.

Partial Surrender

You may request, in writing to our Home Office, a partial surrender of the policy’s Cash Surrender Value at any time after the policy has been In Force for one year.  We may require that you send the policy to us for endorsement.

We reserve the right to limit the number of partial surrenders to one per policy year.  The minimum amount of any partial surrender request is $500; the maximum amount of a partial surrender is the Cash Value less the greater of $500 or the amount equal to 3 months of policy charges.  Any applicable Enhancement Benefit is not available to be taken as a partial surrender.  A partial surrender cannot cause the Total Specified Amount to be reduced below the minimum Total Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a “modified endowment contract” under the Code, which could change the income tax treatment of any distribution from the policy.  We reserve the right to postpone payment of that portion of the partial surrender attributable to the fixed account for up to 6 months.

If you take a partial surrender, we will surrender Accumulation Units from the Sub-Accounts proportionally based on the current assets allocated to each Sub-Account to equal the amount of the partial surrender.  If there are insufficient Accumulation Units available, we will surrender amounts from the fixed account.

Reduction of the Total Specified Amount due to a Partial Surrender.  When you take a partial surrender, we reduce the Total Specified Amount to prevent an increase in the Net Amount At Risk, unless your partial surrender is a preferred partial surrender.  Preferred partial surrenders and how they are applied to a reduction in Total Specified Amount are described in more detail below.  Reduction of Total Specified Amount is proportional between elected Base Specified Amount and Rider Specified Amount.

The policy’s charges going forward will be based on the new Total Specified Amount.  Any reduction of the Total Specified Amount will be made in the following order: against the most recent increase in the Total Specified Amount, then against the next most recent increases in the Total Specified Amount in succession, and finally, against the initial Total Specified Amount.

We do not reduce the Total Specified Amount on any portion of the total partial surrender that is a preferred partial surrender.  For preferred partial surrenders, we reduce the Total Specified Amount by an amount that is no more than the difference between the total partial surrender and any portion that is a preferred partial surrender.  A preferred partial surrender is a partial surrender that:

•	occurs before the 15th anniversary of the Policy Date; and

•	when added to any prior preferred policy surrenders taken in same policy year, does not exceed 10% of the Cash Surrender Value as of the beginning of that policy year.

Normally, we will pay the surrender amount within thirty days after we receive your written request in good order at our Home Office.  We reserve the right to delay payment of the Cash Surrender Value arising from the fixed account for six months.  Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, the excess upon surrender will be included in your income for federal income tax purposes.

The Death Benefit

Calculation of the Death Benefit

We will calculate the Death Benefit and pay it to the Beneficiary when we receive (at our Home Office) all information required to process the Death Benefit, including, but not limited to, proof that the Insured has died.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.  The Death Benefit will be paid to the Beneficiary in a lump sum, unless the Beneficiary elects to leave the Death Benefit on deposit with us (or an affiliate).

While the policy is In Force, the Death Benefit attributable to the base policy will never be less than the Base Specified Amount associated with the base policy.  The Death Benefit will depend on which Death Benefit option you have chosen, any coverage elected under the Supplemental Insurance Rider, and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, outstanding Indebtedness, and any due and unpaid policy charges that accrued during a Grace Period.

Death Benefit Options

There are 3 Death Benefit options under the policy.  You may choose one.  If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option 1.  Not all Death Benefit options are available in all states.

Death Benefit Option 1.  The Death Benefit will be the greater of:

•	the Total Specified Amount as of the date of the Insured’s death, or

•	the applicable percentage defined in Section 7702 of the Code of the Enhanced Cash Value as of the date of the Insured’s death.

Death Benefit Option 2.  The Death Benefit will be the greater of:

•	the Total Specified Amount plus the Enhanced Cash Value as of the date of the Insured’s death, or

•	the applicable percentage defined in Section 7702 of the Code of the Enhanced Cash Value as of the date of the Insured’s death.

Death Benefit Option 3.  The Death Benefit will be the greater of:

•	(a) plus (b), where:

(a) = the Total Specified Amount as of the date of the Insured’s death; and

(b) = the greater of zero or the lesser of (i) and (ii), where

(i) = the Death Benefit Option 3 maximum increase shown on the Policy Data Page; and

(ii) = the accumulated premium amount.  The accumulated premium amount equals all Premium payments as of the date of the Insured’s death accumulated at the Death Benefit Option 3 interest rate shown on the Policy Data Page, less the total of all partial surrenders taken from the policy as of the date of the Insured’s death accumulated at the Death Benefit Option 3 interest rate shown on the Policy Data Page; or

•	the applicable percentage defined in Section 7702 of the Code of the Enhanced Cash Value as of the date of the Insured’s death.

Maximum Death Benefit

We reserve the right to limit the Death Benefit to the Maximum Death Benefit shown on the Policy Data Page.  Currently, for Option1 and Option 2, the Maximum Death Benefit is equal to the sum of the Cash Value and the lesser of (i) 200% of the Specified Amount on the policy issue date and (ii) $8,000,000.  For Option 3, the maximum Death Benefit is equal to the lesser of (i) 200% of the Specified Amount plus the lesser of (a) the Option 3 maximum increase and (b) the accumulated premium amount; and (ii)  the sum of the Cash Value and $8,000,000.  We may increase the Maximum Death Benefit in our sole discretion.

For each Valuation Period and upon the death of the Insured, we will determine whether the policy’s Cash Value would cause the Death Benefit to be greater than the Maximum Death Benefit.  If the Death Benefit would exceed the Maximum Death Benefit, and we choose to exercise our limitation right, we will surrender an amount from the policy to lower the Cash Value.  The partial surrender will be for the amount necessary to lower the Cash Value to a level that would result in the Death Benefit not exceeding the sum of the Cash Value and the lesser of (i) 180% of the Total Specified Amount on the policy issue date and (ii) $7,200,000.  The forced partial surrender will reduce the Cash Value and Total Specified Amount below the Maximum Death Benefit.  We do this to avoid constant and small forced partial surrenders.   If you have elected the Supplemental Insurance Rider, the Rider Specified Amount and the Base Specified Amount will be proportionally reduced.  A forced partial surrender of this nature will ultimately reduce total policy charges because of the decreased Total Specified Amount (decreased coverage results in lower charges).

There is no action you can take to prevent a forced partial surrender.  In addition, there may be adverse tax consequences on a forced partial surrender.  We will provide you notice of any forced partial surrender.  A forced partial surrender has the same impact as a requested partial surrender which means your Total Specified Amount will be reduced proportionally between any elected Base Specified Amount and Rider Specified Amount and will result in a corresponding decrease in charges.

If Death Benefit Option 3 is applicable and the accumulated premium amount is greater than the Cash Value, we reserve the right to reduce the amount previously credited to the accumulated premium amount to an amount equal to 90% of the Cash

Value immediately before the distribution.  For example, if at the time of the pre-death distribution, your Cash Value is $100 and your accumulated premium amount is $102, we would reduce your accumulated premium amount by $12 to $90 (i.e., 90% of the Cash Value). The accumulated premium amount will not become less than zero because of a pre-death distribution.  The partial surrender will be deducted proportionally from your Sub-Account allocations and the fixed account.  The partial surrender amount will be paid to the Owner via check and will be accompanied by a confirmation statement.  Partial surrenders may result in adverse tax consequences that are the sole responsibility of the Owner.

The Maximum Death Benefit may, under certain circumstances, curtail the flexibility that the policy affords you.  For example, the policy's Cash Value may increase at a rate that outpaces the ratio of Cash Value to life insurance permitted under the Internal Revenue Code.  In some instances, you and we may address this situation by increasing the Total Specified Amount of insurance so that the policy's ratio of Cash Value to life insurance is readjusted to comply with the Code definition.  If, however, an increase in the Specified Amount would cause the Death Benefit to exceed the Maximum Death Benefit, then this method of achieving compliance with the Code definition of life insurance may not be available.

We will notify you that a pre-death distribution and/or a reduction in the accumulated premium amount has been generated.  We will send this notice no later than thirty days after we become aware that the maximum Death Benefit has been exceeded.  Taxes arising from the pre-death distribution, if any, are your responsibility.  We urge you to confer with your tax adviser regarding tax implications of receiving a pre-death distribution prior to the purchase of this policy.

If the Death Benefit would exceed the Maximum Death Benefit, and we choose not to exercise our limitation right, we will increase the Maximum Death Benefit amount by endorsing the policy or reissuing the Policy Data Page.

Changes in the Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1.  You may not change to Death Benefit Option 3.  However, you may change from Death Benefit Option 3 to Death Benefit Option 1 or Death Benefit Option 2.  We will permit only one change of Death Benefit option per policy year.  The effective date of a change will be the monthly anniversary of the Policy Date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

Upon effecting a Death Benefit option change, we will adjust the Total Specified Amount so that the Net Amount At Risk remains the same.  The policy’s charges going forward will be based on the adjusted Total Specified Amount causing the charges to be higher or lower than they were prior to the change.  We will refuse a Death Benefit option change that would reduce the Total Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Incontestability

Except for material misrepresentations, we will not contest payment of the Death Benefit based on the initial Total Specified Amount, if applicable, after the policy has been In Force during the Insured's lifetime for 2 years from the Policy Date.

For any change in Total Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for 2 years from its effective date.

We will not contest the reinstatement of the policy after the reinstated policy has been In Force during the Insured’s lifetime for 2 years from the effective date of the reinstatement.  We will not contest the policy after a change in the Insured (pursuant to election of the Change of Insured Rider) after it has been In Force during the new Insured’s lifetime for 2 years from the Change Date.

Suicide

If the Insured dies by suicide, while sane or insane, within 2 years from the Policy Date or the reinstatement date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  If such Insured’s policy had a Supplemental Insurance Rider, we will return the charges deducted for such rider, but not pay the death benefit.

If the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Total Specified Amount, we will pay no more than the Death Benefit associated with insurance that has been In Force for at least 2 years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period.

If the Insured dies by suicide, while sane or insane, within 2 years from the effective date of a change of Insured (pursuant to the terms of the Change of Insured Rider, if elected), we will pay no more than the Cash Value as of the Change Date, plus any Premium paid since such date, less any Indebtedness, and less any partial surrenders.

If the policy was issued pursuant to an exchange under Section 1035 of the Code, and the Insured dies by suicide within 2 years of the Policy Date, we will pay a Death Benefit equal to the lesser of: (a) the amount of insurance under the exchanged policy as of the Policy Date; or (b) the Total Specified Amount of this policy.  This provision only applies if the Owner is also the Beneficiary, and if the exchanged policy was originally issued more than 2 years prior to the Policy Date of this policy.  If the Owner and Beneficiary are not the same, the amount of insurance received will be the amount of insurance under the exchanged (predecessor) policy as of the Policy Date.

Policy Maturity

If the policy is In Force on the Maturity Date, we will pay the Maturity Proceeds to you, generally, within 7 days of the Maturity Date.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account.  The Proceeds will equal the policy's Cash Value minus any Indebtedness and will be paid directly to you in a lump sum, unless you elect to leave the Proceeds on deposit with us (or an affiliate) in an interest-bearing account.  After we pay the Proceeds, the policy is terminated.

Extending the Maturity Date

Prior to the Maturity Date, we will send you a notice and election form informing you of your option to extend the Maturity Date of this policy.  To invoke the option, you must return the properly executed election form to our Home Office by the Maturity Date.  If you do not invoke the option or we do not receive the form by the Maturity Date, the Maturity Proceeds will be paid to you according to your policy’s settlement provisions.  Note:  if the Supplemental Insurance rider is in effect, you may not extend the Maturity Date with respect to Rider Specified Amount.

If you elect to extend the Maturity Date, the extended Maturity Date will be the date of the Insured's death, at which time we will pay the Proceeds to the Beneficiary.  During this Maturity Date extension, the policy will operate the same as it did prior to the extension, except as follows:

(1)	no changes to the Total Specified Amount will be allowed;

(2)	the Proceeds will equal the Cash Value;

(3)	Death Benefit Options 2 and 3 will be changed to a revised Death Benefit 1 where the death benefit equals the Cash Value only;

(4)	no additional Premium payments will be allowed;

(5)	no additional periodic charges will be deducted; and

(6)	100% of the policy's Cash Value will be transferred to the fixed account.

If you extend the Maturity Date, we will endorse the policy to reflect the changes above.  The Maturity Date will not be extended if such extension would cause the policy to fail the definition of life insurance under the Code.

Payment of Policy Proceeds

We will pay Proceeds within 30 days after we receive your written request in good order at our Home Office, unless you elect to leave the Proceeds on deposit with us (or an affiliate) in an interest-bearing account.

We may make two lump sum payments of the Proceeds.  The first lump sum will be the portion of the Cash Surrender Value in the separate account attributable to Proceeds and will be paid within seven days of the date we receive your written request in good order at our Home Office.  We may delay payment of the first lump sum in cases where the SEC permits us by emergency order to do so.  Any remaining Proceeds will be paid by us in a second lump sum within thirty days after we receive your written request in good order at our Home Office.  We reserve the right to delay payment of any portion of the Cash Surrender Value attributable to the fixed account for up to six months, or as permitted under state law.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 2008, up to $12,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $12,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2008, an estate of less than $2,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The $2 million amount increases to $3.5 million in 2009.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2008, 45%), and there is a provision for an aggregate $1 million exemption.  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of underlying investment options to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of funds alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in the investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the Premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional Premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the policy (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being from the investment in the policy (generally, the Premiums paid for the policy), and then from the income in the policy.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the policy are generally not includible in income; instead, they reduce the owner’s investment in the policy.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive plus total policy Indebtedness exceeds the investment in the policy (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;

•	an amount equal to any employer-paid Premiums; or

•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or

•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging the Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract and the new policy or contract cannot extend the Maturity Date or otherwise delay a distribution that would extend the time that tax would be payable.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy had been transferred to a new policy owner for valuable consideration, a portion of the Death Benefit may be includable in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance policies owned by the employer of the Insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of section 101(j).  Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance of the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the policy is issued; (b) the employee provides written consent to being insured under the policy and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The 2 exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, and the Insured is either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (a)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds.  See, “Taxation of Death Benefits,” above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings"

for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See, also, Taxation of Death Benefits, Special federal income tax considerations for life insurance policies owned by employers, above; and Business Uses of the Policy, below.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Business Uses of the Policy.

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment if this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treatiers with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial adviser.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–4

Organization, Registration and Operation

Nationwide VLI Separate Account-4 is a separate account established under Ohio law.  We own the assets in this account and we are obligated to pay all benefits under the policies.  We may use the separate account to support other variable life insurance policies that we issue.  The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.  This registration does not involve the SEC’s supervision of the separate account’s management or investment practices or policies.

The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds.  We buy and sell the mutual shares at their respective NAV.  Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited.  The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the investment experience of our other assets.  The separate account's assets are held separately from our other assets and are not part of our general account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  We will hold assets in the separate account equal to its liabilities.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in a mutual fund is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund, subject to federal rules and regulations investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

Deregistration of the Separate Account. We may deregister Nationwide Separate Account-4 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All policy owners will be notified in the event Nationwide deregisters Separate Account-4.

We reserve the right to make other structural and operational changes affecting this separate account.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund.  You could lose some or all of your money.

Addition, Deletion or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	close Sub-Accounts to allocations;

•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)           shares of a current underlying mutual fund are no longer available for investment; or

(2)           further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

Voting Rights

Although the separate account owns the mutual fund shares, you are the beneficial owner of those shares.  When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, we will vote the separate account's shares only as you instruct.

When a shareholder vote occurs, you will have the right to instruct us how to vote.  The weight of your vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value you have allocated to that mutual fund's Sub-Account (as of a date set by the portfolio).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business.  It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position.  However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices.  A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years.  Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues.  Nationwide has been contacted by or received subpoenas from the SEC and the New

York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide.  Nationwide has cooperated with these investigations.  Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer.  Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives.  Related investigations, proceedings or inquiries may be commenced in the future.  Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide MTN program.  Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies.  These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters.  There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On November 20, 2007, Nationwide and Nationwide Retirement Solutions, Inc. (NRS) were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v NLIC, NRS, Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z.  The plaintiffs purport to represent a class of all participants in the Alabama State Employees Association (ASEA) plan, excluding members of the Board of Control during the Class Period and excluding ASEA’s directors, officers and board members during the class period.  The class period is the date from which Nationwide and/or NRS first made a payment to ASEA or PEBCO arising out of the funding agreement dated March 24, 2004 to the date class notice is provided.  The plaintiffs allege that the defendants breached their fiduciary duties, converted plan participants’ properties, and breached their contract when payments were made and the plan was administered under the funding agreement.  The complaint seeks a declaratory judgment, an injunction, disgorgement of amounts paid, compensatory and punitive damages, interest, attorneys’ fees and costs, and such other equitable and legal relief to which the plaintiffs and class members may be entitled.  On January 9, 2008, Nationwide and NRS filed a Notice of Removal to the United States District Court Northern District of Alabama, Southern Division.  On January 16, 2008, Nationwide and NRS filed a motion to dismiss.  On January 24, 2008, the plaintiffs filed a motion to remand.  The motions have been fully briefed.  Nationwide and NRS intend to defend this case vigorously.

On July 11, 2007, Nationwide was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al.  The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries).  The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties.  The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  On October 12, 2007, Nationwide filed a motion to dismiss.  The motion has been fully briefed.  Nationwide intends to defend this lawsuit vigorously.

On November 15, 2006, Nationwide Financial Services, Inc. (NFS), Nationwide and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc.  The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period.  The class period is from January 1, 1996 until the class notice is provided.  The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds.  The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest.  On January 25, 2007, NFS, Nationwide and NRS filed a motion to dismiss.  On September 17, 2007, the Court granted the motion to dismiss.  On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint.  On October 25, 2007, NFS, Nationwide and NRS filed their opposition to the plaintiff’s motion.  NFS, Nationwide and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company.  The plaintiff claims that the total of modal payments that policyholders paid per year exceeded the guaranteed maximum premium provided for in the policy. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment.  The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees.  On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims.  The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the class period that provide for guaranteed maximum premiums, excluding certain specified products.  Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case.  The class period is from February 10, 1990 through February 2, 2006, the date the class was certified.  On January 26, 2007, the plaintiff filed a motion for summary judgment.  On April 30, 2007, Nationwide filed a motion for summary judgment.  On February 4, 2008, the Court entered its ruling on the parties’ pending motions for summary judgment.  The Court granted Nationwide’s motion for summary judgment for some of the plaintiffs’ causes of action, including breach of contract claims on all decreasing term policies, plaintiff Carr’s individual claims for fraud by omission, violation of the Ohio Deceptive Trade Practices Act and all unjust enrichment claims.  However, several claims against Nationwide remain, including plaintiff Carr’s individual claim for breach of contract and the plaintiff Class’ claims for breach of contract for the term life policies in 43 of 51 jurisdictions.  The Court has requested additional briefing on Nationwide’s affirmative defense that the doctrine of voluntary payment acts as a defense to the breach of contract claims. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company.  Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004.  On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation.  In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity.  The first amended complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts.  The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity.  The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs.  On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint.  The plaintiff appealed the District Court’s decision, and the issues have been fully briefed.  Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, NFS and Nationwide were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class.  On September 25, 2007, NFS’ and

Nationwide’s motion to dismiss the plaintiffs’ fifth amended complaint was denied.  On October 12, 2007, NFS and Nationwide filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims.  On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and Nationwide’s amended counterclaims.  On November 15, 2007, the plaintiffs filed a motion for class certification.  On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to the Companies’ claim that it could recover any “disgorgement remedy” from plan sponsors.  NFS and Nationwide continue to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, Nationwide Investment Services Corporation, is not engaged in litigation of a material nature.

Financial Statements

The Statement of Additional Information (“SAI”) contains the financial statements of Nationwide VLI Separate Account-4 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  Please consider the consolidated financial statements of the company and subsidiaries only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information

The Sub-Accounts listed below invest in corresponding mutual funds that are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

AIM Variable Insurance Funds - AIM V.I. Basic Value Fund: Series I Shares
This sub-account is only available in policies issued before December 31, 2008
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term growth of capital.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term capital growth.

AIM Variable Insurance Funds - AIM V.I. International Growth Fund: Series I Shares
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:	Invesco Trimark Investment Management, Inc.; Invesco Global Asset
Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior
Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset
Management Limited; Invesco Asset Management (Japan) Limited; Invesco
Asset Management Deutschland, GmbH; and Invesco Australia Limited
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein International Value Portfolio: Class A
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Funds Insurance Series - Asset Allocation Fund: Class 2
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide high total return (including income and capital gains)
consistent with the preservation of capital over the long term.

American Funds Insurance Series - Bond Fund: Class 2
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.

BlackRock Large Cap Core V.I. Fund: Class II
Investment Adviser:	BlackRock Advisors, LLC
Sub-adviser:	BlackRock Investment Management International Limited
Investment Objective:	The fund seeks its investment objective of long-term capital growth through investment primarily in a diversified portfolio of equity securities of large-
cap companies located in the United States.

Davis Variable Account Fund, Inc. - Davis Value Portfolio
Investment Adviser:	Davis Selected Advisors, L.P.
Sub-adviser:	Davis Selected Advisors - NY, Inc.
Investment Objective:	Long-term growth of capital.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Fayez Sarofim
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Dreyfus Variable Investment Fund - International Value Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Boston Company Asset Management
Investment Objective:	Long-term capital growth.

DWS Variable Series II - Dreman High Return Equity VIP: Class B
Investment Adviser:	Deutsche Investment Management Americas Inc.
Sub-adviser:	Dreman Value Management L.L.C.
Investment Objective:	High rate of total return.

DWS Variable Series II - Dreman Small Mid Cap Value VIP: Class B
Investment Adviser:	Deutsche Investment Management Americas Inc.
Sub-adviser:	Dreman Value Management L.L.C.
Investment Objective:	Long-term capital appreciation.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
Investment Adviser:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Freedom 2015 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Freedom 2020 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Freedom 2025 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Freedom 2030 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Templeton Global Income Securities Fund: Class 2
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Janus Aspen Series - Balanced Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital, consistent with preservation of capital and balanced by current income.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - International Growth Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Legg Mason Partners Variable Portfolios I, Inc. - Legg Mason Partners Variable Small Cap Growth Portfolio: Class I
Investment Adviser:	Legg Mason Partners Fund Advisor, LLC
Sub-adviser:	ClearBridge
Investment Objective:	The fund seeks long-term growth of capital.

Lincoln Variable Insurance Products Trust – Baron Growth Opportunities Fund: Service Class
Investment Adviser:	Lincoln Investment Advisors Corporation
Sub-adviser:	BAMCO, Inc.
Investment Objective:	Capital appreciation.

Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio: Class VC
Investment Adviser:	Lord, Abbett & Co. LLC
Investment Objective:	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the market place.

MFS® Variable Insurance Trust - MFS Value Series: Service Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	Capital appreciation.

MFS® Variable Insurance Trust - Research International Series: Service Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	To provide a high level of income as is consistent with the preservation of capital.

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	To match the performance of the Morgan Stanley Capital International
Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for
Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management; Neuberger Berman Management Inc. and
Wells Fargo Investment Management
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc. and American Century Investment
Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management, Inc.; RiverSource Investments,
LLC; Thompson Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Oberweis Asset Management, Inc.; Waddell & Reed Investment Management
Company
Investment Objective:	Capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P.
Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.: American Century Investment
Management Inc.; Gartmore Global Partners; Morgan Stanley Investment
Management; Neuberger Berman Management, Inc.; Putnam Investment
Management, LLC; Waddell & Reed Investment Management Company
Investment Objective:	Long-term growth of capital.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - Van Kampen NVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Above average total return over a market cycle of three to five years.

Neuberger Berman Advisers Management Trust - AMT Partners Portfolio: I Class
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Capital growth.

Neuberger Berman Advisers Management Trust - AMT Regency Portfolio: I Class
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Growth of capital.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (unhedged): Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum real return consistent with preservation of real capital and prudent investment management.

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust - Pioneer Emerging Markets VCT Portfolio: Class I Shares
Investment Adviser:	Pioneer Investment Management, Inc.
Investment Objective:	Long-term growth of capital.

Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I Shares
Investment Adviser:	Pioneer Investment Management, Inc.
Investment Objective:	Maximize total return through a combination of income and capital appreciation.

Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	Capital appreciation.

Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
Investment Adviser:	Royce & Associates, LLC
Investment Objective:	Long-term capital growth.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth Portfolio
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term growth of capital primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the
United States.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Personal Strategy Balanced Portfolio
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Seeks capital appreciation and income from stocks and bonds.

The Universal Institutional Funds, Inc. - Capital Growth Portfolio: Class I
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Universal Institutional Funds, Inc. - Global Real Estate Portfolio: Class II
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	The Portfolio seeks to provide current income and capital appreciation.

The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio: Class I
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Long-term capital growth by investing primarily in common stocks and other equity securities.

Van Eck Worldwide Insurance Trust - Worldwide Hard Assets Fund: Initial Class
Investment Adviser:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

W&R Target Funds, Inc. - Asset Strategy Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

W&R Target Funds, Inc. - Growth Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth with a secondary objective of current income.

W&R Target Funds, Inc. - Real Estate Securities Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	Total return through a combination of capital appreciation and current

W&R Target Funds, Inc. - Science and Technology Portfolio
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital growth.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Discovery Fund
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Long-term capital appreciation.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund
Investment Adviser:	Wells Fargo Funds Management, LLC
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit– The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges.  Initially, we set the Accumulation Unit value at $10 for each Sub-Account.

Attained Age– The Insured’s age on the Policy Date plus the number of full years since the Policy Date.
Base Specified Amount– The amount of Death Benefit coverage under the policy on the Policy Date, excluding any Rider Specified Amount.  Subsequent to the Policy Date, the Death Benefit coverage will equal or exceed this amount unless you request a decrease in the Base Specified Amount or take a partial surrender.

Beneficiary – The person or legal entity to whom/which the Death Benefit is paid upon the Insured’s death.
Cash Surrender Value – The amount payable to you upon a full surrender of the policy. This amount is equal to the Enhanced Cash Value, minus Indebtedness and outstanding policy charges.
Cash Value – The sum of the value your allocations to the Sub-Accounts, the fixed account, and the Policy Loan Account.
Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount of insurance coverage provided by the base policy, and the Supplemental Insurance Rider, if purchased, upon the Insured’s death while the policy is In Force and before the Maturity Date.  The actual amount we pay to the Beneficiary is the amount of insurance coverage provided by the base policy, and the Supplemental Insurance Rider, if purchased, less any Indebtedness and any due and unpaid policy charges.

Enhanced Cash Value – The sum of the policy’s Cash Value plus the Enhancement Benefit, if applicable.
Enhancement Benefit – An additional amount added to the policy’s Cash Surrender Value upon a full surrender of the policy, provided the qualifying conditions have been satisfied.
Excess Premium– The sum of (i) each Premium multiplied by the ratio of the Rider Specified Amount to the Total Specified Amount and (ii) the amount of paid Premiums in a policy year in excess of the Target Premium multiplied by the ratio of the Base Specified Amount to the Total Specified Amount.

FDIC – Federal Deposit Insurance Corporation.
Grace Period– A 61-day period after which the policy will Lapse if you do not remit sufficient Premium to keep the policy In Force.
Home Office– Our Home Office is located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force – The insurance coverage is in effect.
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life we insure under the policy and whose death results in the payment the Death Benefit.
Investment Experience– The market performance of a mutual fund (in which a) Sub-Account invests.
Lapse – The policy terminates without value.
Maturity Date – The anniversary of the Policy Date on or next following the Insured's 100th birthday (unless extended).
Maturity Proceeds– The amount of money payable to you on the Maturity Date if your policy is In Force. The Maturity Proceeds are equal to the Cash Value minus any Indebtedness.

Minimum Required Death Benefit– The least amount of Death Benefit that will qualify the policy as life insurance under the Code.
Net Amount At Risk – The policy’s Death Benefit minus the policy’s Cash Value.
Net Asset Value (NAV) – The price of a share of a mutual fund in which a Sub-Account invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use the NAV to calculate the value of Accumulation Units.  The NAV does not reflect deductions we make for charges we take from Sub-Accounts.  Accumulation Unit values do reflect these deductions.

Net Premium – The amount of Premium applied to your policy after the deduction of the Premium Load.
Policy Data Page(s)– The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the Owner, the Beneficiary and the Insured.  The charges shown on the Policy Data Page reflect the guaranteed maximum policy charges, which may not be the amount you will actually be charged.  Please request an illustration for specific information about your particular charges.

Policy Date – The date we begin assessing charges under the policy, as shown on the Policy Data Page.  Policy years and months are measured from this date.  This date will be the date the initial Premium is paid, unless you request and we approve another date.

Policy Loan Account– An account used as collateral for policy loans.  Upon approval of a policy loan, we transfer an amount from the Cash Value that equals the policy loan amount to this account.  Amounts transferred from the Sub-Accounts will be in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  We will only transfer amounts from the fixed account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.  Amounts in this account will accrue and be credited daily interest at a rate not less than the stated interest crediting rate shown on your Policy Data Page.

Policy Proceeds or Proceeds – Policy Proceeds are the amount payable upon termination of the policy.  Policy Proceeds could be comprised of the Death Benefit, the Maturity Proceeds, or the Cash Surrender Value upon a full surrender of the policy.

Premium – The amount of money you pay into the policy.
Rider – An optional benefit you may purchase/elect under the policy.
Rider Specified Amount– The amount of Death Benefit coverage under the Supplemental Insurance rider on the Policy Date.
SEC – The Securities and Exchange Commission.
Section 1035 – The Code section describing an exchange between a life insurance policy and/or annuity contract.
Seven-Pay Premium (7-Pay Premium) - 100% of the unadjusted maximum annual premium allowed under the Code assuming that: (i) the policy is not a modified endowment contract; (ii) the policy’s death benefit is equal to the Total Specified Amount, and (iii) seven level, annual premiums are paid; (iv) there are no premiums resulting from a Section 1035 exchange; and (v) there are no adjustments due to a state imposed requirement or substandard underwriting ratings.

Target Premium– If the policy is not a modified endowment contract, the Target Premium is the Seven-Pay Premium for a policy whose Total Specified Amount equals the Base Specified Amount.  If the policy is a modified endowment contract, the Target Premium equals the amount that would have been the Seven-Pay Premium if the policy were not a modified endowment contract and the Total Specified Amount equaled the Base Specified Amount.

Total Specified Amount – The sum of the Base Specified Amount and the Rider Specified Amount.
Sub-Accounts – The mechanisms we use to account for your allocations of Net Premium and Cash Value among the policy’s variable investment options.
Us, we, our or the company – Nationwide Life Insurance Company.

Valuation Period – The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

You, your or the policy owner or Owner– The corporation or legal entity named as the owner (i) in the application, or (ii) to which ownership rights in the policy have been validly assigned.

Appendix C: Blending Examples of Policy Charges

Blending Examples of Policy Charges
Guaranteed Issue Policy With Specified Amount of $150,000
(Assuming No Premiums From Section 1035 Exchange)

Example #1 - Total Specified Amount Equals Base Specified Amount			
	Component B	Component D	Blended 50% Comp B and 50% Comp D
	Premium Load		
Yr 1	10.00%	0.00%	5.00%[1]
Yr 2	8.00%	0.00%	4.00%
Yr 3	6.00%	0.00%	3.00%
Yr 4	4.00%	0.00%	2.00%
Yr 5+	2.00%	0.00%	1.00%
	Deferred Premium Load		
Yr 1	0.00%	0.00%	0.00%
Yr 2-5	0.00%	0.00%	0.00%
Monthly Charges			
Ratio of CV to 7-Pay	Annualized Variable Sub-Account Asset Charge		
Under 125%	0.25%	0.60%	0.43%[2]
125%-249%	0.23%	0.55%	0.39%
250%-374%	0.20%	0.50%	0.35%
375%-499%	0.18%	0.46%	0.32%
500%-649%	0.18%	0.46%	0.32%
	Specified Amount Charge		
Yr 1	$16.00[3]	$16.00	$16.00
Yr 2	$16.00	$16.00	$16.00
Yr 3	$16.00	$16.00	$16.00
Yr 4	$16.00	$16.00	$16.00
Yr 5	$16.00	$16.00	$16.00
	Cost of Insurance Per $1,000 for Issue Age 45		
Yr 1	0.973	2.505	1.739
Yr 2	1.305	2.734	2.019
Yr 3	1.721	2.994	2.358
Yr 4	2.128	3.420	2.774
Yr 5	2.539	3.652	3.096

(1)	Blended 5.00% = [50% x (Component B @ 10.00%)] plus [50% x (Component D @ 0%)]
(2)	Blended 0.43% = [50% x (Component B @ 0.25%)] plus [50% x (Component D @ 0.60%)]
(3)	$16.00 Specified Amount Charge = [(the first $50,000 of Total Specified Amount) x (.0003) plus (the Total Specified Amount in excess of $50,000 of $100,000) x (.00001)]

Blending Examples of Policy Charges
Guaranteed Issue Policy With Specified Amount of $150,000
(Assuming No Premiums From Section 1035 Exchange)

(4)	5.00% Blended Premium Load on Target Premium = [50% x (Component B @ 10.00%)] plus [50% x (Component D @ 0%)]
(5)	0.23% Variable Sub-account Asset Charge for Component B = [80% x (Base Policy @ 0.25%)] plus [20% x (Supplemental Insurance Rider @ 0.16%)]
(6)	0.39% Blended Variable Sub-account Asset Charge = [50% x (Component B @ 0.23%)] plus [50% x (Component D @ 0.54%)]

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the “SAI”) dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net cash surrender values, and cash values, and to request other information about this policy please call our Service Center at 1-877-351-8808 (TDD: 1-800-238-3035) or write to us at Nationwide Life Insurance Company, Corporate Insurance Markets, One Nationwide Plaza, 1-11-08, Columbus, OH 43215-2220.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-8090.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-8301
Securities Act of 1933 Registration File No. 333-137202